UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ____ )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material under § 240.14a-12.

SERVISFIRST BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(l) and 0-11.

SERVISFIRST BANCSHARES, INC.

2500 Woodcrest Place
Birmingham, Alabama 35209

March 6, 2023

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of ServisFirst Bancshares, Inc. Our Annual Meeting will be held at the company’s corporate headquarters, located at 2500 Woodcrest Place, Birmingham, Alabama 35209, on April 17, 2023, at 9:00 a.m., Central Daylight Time.

Our proxy materials describe the formal business to be transacted at the Annual Meeting. Many of our directors and officers will be present to answer any questions that you and other stockholders may have. Included in the materials is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance including our Annual Report on Form 10-K for the year ended December 31, 2022.

The business to be conducted at the Annual Meeting consists of: (1) the election of six directors; (2) an advisory vote on executive compensation; (3) an advisory vote on the frequency of a stockholders’ advisory vote on executive compensation; (4) the ratification of the appointment of FORVIS, LLP (formerly Dixon Hughes Goodman LLP) as our independent registered public accounting firm for the year ending December 31, 2023; (5) the adoption of an amendment to our Restated Certificate of Incorporation to provide for exculpation of certain of our executive officers; and (6) such other business as may properly come before the Annual Meeting. Our Board of Directors unanimously recommends a vote “FOR” the election of the director nominees; “FOR” the “Say on Pay” advisory vote approving our executive compensation; “EVERY YEAR” for the frequency of a stockholders’ advisory vote on executive compensation; “FOR” the ratification of the appointment of FORVIS, LLP as our independent registered public accounting firm for the year ending December 31, 2023; and “FOR” the amendment to our Restated Certificate of Incorporation providing for exculpation of certain of our executive officers.

You may vote your shares by following your broker’s voting instructions, by submitting voting instructions by telephone or by Internet, by voting in person at the Annual Meeting or, if you requested to receive printed proxy materials, by completing and returning your proxy card. Instructions regarding the methods of voting are contained in the enclosed Proxy Statement and on the Notice of Internet Availability of Proxy Materials or proxy card.

It is important that your shares be represented at the Annual Meeting. On behalf of our Board of Directors, we request that you vote your shares now, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted. Your vote is important.

The proxy materials are first being made available to stockholders on or about March 6, 2023.

Sincerely,

Thomas A. Broughton III
Chairman, President and Chief Executive Officer

SERVISFIRST BANCSHARES, INC.

2500 Woodcrest Place
Birmingham, Alabama 35209

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Monday, April 17, 2023 9:00 a.m., Central Time

Place:	2500 Woodcrest Place Birmingham, Alabama 35209

Items of Business:	1.

To elect the six nominees listed in the accompanying Proxy Statement to serve on our Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

	2.	To conduct a “Say on Pay” advisory vote on our executive compensation.

	3.	To conduct an advisory vote on the frequency of the “Say on Pay” advisory vote on our executive compensation.

	4.	To ratify the appointment of FORVIS, LLP as our independent registered public accounting firm for the year ending December 31, 2023.

	5.	To approve an amendment to our Restated Certificate of Incorporation to provide for limited exculpation of certain of our executive officers.

	6.	To transact such other business as may properly come before the 2023 Annual Meeting or any postponement or adjournment thereof.

Our board of directors unanimously recommends a vote “FOR” the election of the director nominees, “FOR” the “Say on Pay” advisory vote approving our executive compensation, “EVERY YEAR” for the advisory vote on the frequency of “Say on Pay” advisory votes on our executive compensation, “FOR” the ratification of the appointment of FORVIS, LLP as our independent registered public accounting firm for the year ending December 31, 2023, and “FOR” the amendment of our Restated Certificate of Incorporation to provide for limited exculpation of certain of our executive officers.

Record Date:	February 22, 2023

Voting by Proxy:

IT IS IMPORTANT THAT YOU SUBMIT VOTING INSTRUCTIONS BY TELEPHONE OR BY INTERNET OR, IF YOU REQUESTED TO RECEIVE PRINTED PROXY MATERIALS, BY RETURNING YOUR PROXY CARD. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE VOTE BY TELEPHONE OR BY INTERNET, SUBMIT VOTING INSTRUCTIONS OR SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE. STOCKHOLDERS OF RECORD WHO VOTE OVER THE TELEPHONE OR THE INTERNET, SUBMIT VOTING INSTRUCTIONS OR EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

i

Internet Availability of Proxy Materials:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on April 17: The solicitation of the enclosed proxy is made on behalf of the Board of Directors for use at the Annual Meeting to be held on April 17, 2023. It is expected that this Proxy Statement and related materials will first be provided to stockholders on or about March 6, 2023. Our Proxy Statement, form of proxy, and 2022 Annual Report on Form 10-K are available at: www.investorvote.com/SFBS.

By Order of the Board of Directors,

William M. Foshee
Secretary and Chief Financial Officer

Birmingham, Alabama
March 6, 2023

TABLE OF CONTENTS

SUMMARY	1
Agenda and Voting Recommendations	1
Voting Your Shares	1
Vote Required to Elect Directors and to Pass Proposals	2
Additional Information	2
PROPOSAL 1: ELECTION OF DIRECTORS	2
Annual Election of Directors	3
CORPORATE GOVERNANCE	5
Governance Practices	6
Director Resignation Policy	6
Incentive Compensation Clawback Policy	7
Stock Ownership of Board and Executives	7
Policy Against Hedging Activities	7
Policy Against Pledging Activities	8
Board Independence	8
The Role of Our Board of Directors	8
Board Leadership Structure	9
The Board’s Role in Risk Oversight	9
The Board’s Role in Human Capital Management	10
Board Committees and Their Functions	11
Audit Committee	11
Compensation Committee	11
Corporate Governance and Nominations Committee	12
Compensation Committee Interlocks and Insider Participation	13
Director Attendance	13
Certain Relationships and Related Transactions	13
Code of Conduct for Directors and Employees	14
Communications with the Board	14
DIRECTOR COMPENSATION	14
Annual Retainers and Meeting Fees	14
Director Compensation for 2022	15
OWNERSHIP OF SERVISFIRST COMMON STOCK BY DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS	16
Delinquent Section 16(a) Reports	17

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	17
EXECUTIVE COMPENSATION	18
Compensation Discussion and Analysis (CD&A)	18
Compensation Philosophy and Objectives	18
Stockholder Approval	19
Named Executive Officers	19
2022 Business Results	19
2022 Compensation Objectives	19
Allocation of Compensation Elements – Pay for Performance	20
Role of Compensation Committee	20
Role of Compensation Consultant	21
Elements of our Compensation Program	22
Key Compensation Policies and Supplemental Information	22
Peer Group Benchmarking	23
Annual Base Salary	24
Annual Incentive Compensation	24
Equity-Based Incentive Compensation	26
Change in Compensation Structure for 2023	28
Severance and Change in Control	28
Compensation Committee Report	30
Summary Compensation Table	31
Grants of Plan-Based Awards for Fiscal 2022	31
Outstanding Equity Awards at 2022 Fiscal Year-End	32
Option Exercises and Stock Vested for Fiscal 2022	33
Pension Benefits	34
Nonqualified Deferred Compensation Plans	34
Chief Executive Officer Pay Ratio	34
Pay vs. Performance	34
Effect of Compensation Policies and Practices on Risk Management and Risk-Taking Incentives	36
Potential Payments Upon Termination or Change in Control	36
Change in Control Agreements	36
Termination Other than Due to Change in Control	38
Endorsement Split-Dollar Agreements	38
Estimated Payments upon a Termination or Change in Control	39
PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE “SAY ON PAY” VOTES	40
PROPOSAL 4: RATIFY APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40
Independent Registered Public Accounting Firm Fees	40
Independent Registered Public Accounting Firm	40
Audit and Non-Audit Services Pre-Approval Policy	41
Audit Committee Report	41

PROPOSAL 5: AMEND RESTATED CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION	42
Introduction	42
Form of the Amendment	42
Purpose of the Amendment	43
GENERAL INFORMATION	44
Other Business	44
Questions and Answers About the 2023 Annual Meeting and Voting	44
Annual Report on Form 10-K	47
Stockholder Proposals	47
Solicitation of Proxies	47

v

SUMMARY

This summary information contained elsewhere in this Proxy Statement. This summary does not contain all information you should consider. Please read this entire Proxy Statement carefully before voting.

ANNUAL MEETING

Date: April 17, 2023 Meeting Agenda: The meeting will cover the proposals listed under Agenda and Voting Recommendations below, and any other business that may properly come before the meeting	Place: 2500 Woodcrest Place Birmingham, AL 35209 Record Date: February 22, 2023 Mailing Date: This proxy statement was first mailed to stockholders on or about March 6, 2023	Voting: Stockholders as of the record date are entitled to vote. Each share of common stock of ServisFirst Bancshares, Inc. is entitled to one vote.

Throughout this Proxy Statement, unless the context indicates otherwise, when we use the terms the “Company,” “we,” “our” or “us,” we are referring to ServisFirst Bancshares, Inc. and its wholly-owned subsidiary, ServisFirst Bank (which we refer to as the “Bank”). When we use the term “Annual Meeting,” we intend to include both the Annual Meeting to be held on the date and at the time and place identified above and any adjournment or postponement of such Annual Meeting.

Agenda and Voting Recommendations

1

Proposal 1: Election of Directors

The board of directors unanimously recommends a vote FOR each director nominee.

The six director nominees presented in this proposal are recommended for election to the board of directors.

Additional information about each director and his or her qualifications may be found on page 3.

					Committee Memberships
Name	Age	Director Since	Primary Occupation	Independent	AC	CC	CGNC
Thomas A. Broughton III	67	2007	Chairman, President and Chief Executive Officer of ServisFirst Bancshares, Inc. and ServisFirst Bank
J. Richard Cashio	65	2007	Retired Chief Executive Officer of TASSCO, LLC	✓
James J. Filler	79	2007	Retired Chief Executive Officer of Jefferson Iron & Metal Brokerage, Inc.	✓
Christopher J. Mettler	47	2019	Founder and President of Sovereign Co.	✓
Hatton C. V. Smith	72	2007	Retired Chief Executive Officer of Royal Cup Coffee; Chief Executive Officer of Back Forty Beer Company	✓
Irma L. Tuder	61	2018	Manager of Tuder Investments, LLC	✓
AC: Audit Committee CC: Compensation Committee CGNC: Corporate Governance & Nominations Committee
Committee Chair Committee Member Financial Expert

2	Proposal 2: Advisory Vote on Executive Compensation	3	Proposal 3: Advisory Vote on the Frequency of Future "Say on Pay" Votes
The board of directors unanimously recommends a vote FOR the resolution.	The board of directors unanimously recommends a vote FOR the resolution.
Additional information about executive compensation may be found on page 18.	Additional information about say on pay votes may be found on page 40.

4	Proposal 4: Ratify Appointment of the Independent Registered Public Accounting Firm
The board of directors unanimously recommends a vote FOR the resolution.
Additional information about the amendment may be found on page 40.

5	Proposal 5: Approve an Amendment to the Restated Certificate of Incorporation
The board of directors unanimously recommends a vote FOR the resolution.
Additional information about the amendment may be found on page 42.

Voting Your Shares

It is important that your shares be voted at the Annual Meeting. Please vote your proxy in advance of the Annual Meeting to ensure your shares will be represented. You can vote your shares:

•

By going to the website www.investorvote.com/SFBS and following the instructions for Internet voting on the proxy card or Notice of Internet Availability of Proxy Materials that you received in the mail. You will need the 15-digit control number printed therein. You may also access instructions for telephone voting on the website.

•	By using your mobile device to scan the QR barcode on your proxy card or Notice of Internet Availability of Proxy Materials and following the prompts that appear on your mobile device.

•

If you received a printed copy of the proxy materials, by completing and mailing your proxy card in the prepaid return envelope, or if you reside in the United States or Canada, by dialing 1-800-652-8683 and following the instructions for telephone voting provided by the recorded message at that number. You will need your 15-digit control number printed on your proxy card.

You may vote in person during the Annual Meeting; however, if a broker, bank or other nominee holds your shares, you will need to request a legal proxy from your broker, bank or nominee and bring it to the Annual Meeting. Even if you plan to attend the Annual Meeting in person, please vote your proxy by Internet, telephone, or mail in advance of the Annual Meeting to ensure that your shares will be represented.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Vote Required to Elect Directors and to Pass Proposals

Proposal	Voting Options	Vote Required to Elect Directors or to Adopt Proposal	Effect of Abstentions	Effect of Broker Non-Votes
Election of Directors (Proposal 1)	For or Withhold for each director nominee	Directors elected by plurality of votes cast*	No effect	No effect

Approval, on Advisory Basis, of the Compensation of Executive Officers (Proposal 2)	For, Against or Abstain	Majority of the shares entitled to vote present in person or by proxy	Same effect as a vote Against	No effect

Approval, on an Advisory Basis, of the Frequency of the Advisory vote on Executive Compensation (Proposal 3)	Every Year, Every 2 Years, Every 3 Years or Abstain	Option receiving the highest number of affirmative votes of shares present in person or by proxy	No effect	No effect

Ratification of the Appointment of FORVIS, LLP (Proposal 4)	For, Against or Abstain	Majority of the Shares entitled to vote present in person or by proxy	Same effect as a vote Against	Brokers have discretion to vote

Amendment to the Restated Certificate of Incorporation (Proposal 5)	For, Against or Abstain	Majority of the Issued and outstanding Shares of Common Stock	Same effect as a vote Against	Against

* Our director resignation policy requires that any nominees receiving a greater number of “Withhold” votes than “For” votes must promptly tender his or her resignation to the Chairman of the Board.

Under the General Corporation Law of the State of Delaware, an abstention from voting on any proposal will have the same legal effect as an “against” vote, except election of directors, where an abstention has no effect under plurality voting.

A “broker non-vote” occurs if your shares are not registered in your name (that is, you hold your shares in “street name”) and you do not provide the record holder of your shares (usually a bank, broker or other nominee) with voting instructions on any matter as to which a broker may not vote without instructions from you, but the broker nevertheless provides a proxy for your shares. Shares as to which a “broker non-vote” occurs are considered present for purposes of determining whether a quorum exists, but are not considered votes cast or shares entitled to vote with respect to a voting matter.

Additional Information

See “General Information – Questions and Answers About the 2023 Annual Meeting and Voting” on page 44 for additional information about attending the Annual Meeting and voting your shares.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board has set the size of the Board to seven directors. Michael D. Fuller has informed the Board that he will not be standing for reelection. The Board is currently discussing potential candidates to fill the vacancy on the Board following Mr. Fuller’s retirement. If the Board does not identify a candidate by the date of the Annual Meeting, the size of the Board will be reduced to six directors immediately following the Annual Meeting until such time as a new candidate for the Board has been identified and approved. Six directors will be elected at the Annual Meeting to hold office until our 2024 Annual Meeting of Stockholders and until their successors are elected and have qualified.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Our Board has nominated the six persons named below, all of whom currently serve as directors, for election as directors at the 2023 Annual Meeting. Each of these nominees has consented to serve as a director, if re-elected. Unless otherwise instructed, the management proxies intend to vote the proxies received by them for the election of all six of these nominees. If any nominee identified below becomes unable to serve as a director before the Annual Meeting, the management proxies will vote the proxies received by them for the election of a substitute nominee selected by our Board.

Ms. Tuder is Latina, making our Board approximately 14% (17% following the end of Mr. Fuller’s term as a director) female and ethnically diverse. We are committed to our continued efforts to increase diversity and foster an inclusive work environment that supports our employees and the communities we serve. We recruit the best people for the job regardless of gender, race, ethnicity, age, disability, sexual orientation, gender identity, cultural background, or religious belief.

Annual Election of Directors

The six nominees receiving the most votes cast in the election of directors by holders of shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting will be elected to serve as directors of the Company for the next year. As a result, although shares as to which the authority to vote is withheld will be counted, such “withhold” votes will have no effect on the outcome of the election of directors, except with respect to our director resignation policy.

Information regarding directors and director nominees and their ages as of the record date is as follows:

					Committee Memberships
Name	Age	Director Since	Primary Occupation	Independent	AC	CC	CGNC
Thomas A. Broughton III	67	2007	Chairman, President and Chief Executive Officer of ServisFirst Bancshares, Inc. and ServisFirst Bank
J. Richard Cashio	65	2007	Retired Chief Executive Officer of TASSCO, LLC	X	[M]	[M]	[C][M]
James J. Filler	79	2007	Retired Chief Executive Officer of Jefferson Iron & Metal Brokerage, Inc.	X		[M]
Michael D. Fuller(1)	70	2007	President of Double Oak Water Reclamation	X	[M]		[M]
Christopher J. Mettler	47	2019	Founder and President of Sovereign Co.	X		[M]
Hatton C. V. Smith	72	2007	Retired Chief Executive Officer, Royal Cup Coffee	X		[C][M]
			Chief Executive Officer, Back Forty Beer Company
Irma L. Tuder	61	2018	Manager of Tuder Investments, LLC	X	[C][FE][M]		[M]

AC: Audit Committee     CC: Compensation Committee     CGNC: Corporate Governance & Nominations Committee

[C] Committee Chair   [M] Committee Member   [FE] Financial Expert

(1) Mr. Fuller is not standing for reelection.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

The following summarizes the business experience and background of each of our nominees. Each of the director nominees also serves as a director of the Bank, and Mr. Broughton also serves as Chairman, President and Chief Executive Officer of us and the Bank.

Thomas A. Broughton III
Age: 67	Committees: None	Position: President, CEO and Chairman

Director Since: 2007	Bank Director Since: 2005

Mr. Broughton has served as our President and Chief Executive Officer and a director since 2007 and as President, Chief Executive Officer and a director of the Bank since its inception in May 2005. Mr. Broughton was named Chairman of the Board of the Company and the Bank effective January 1, 2019. Mr. Broughton has spent the entirety of his over 35-year banking career in the Birmingham area. In 1985, Mr. Broughton was named President of the de novo First Commercial Bank. When First Commercial Bank was bought by Synovus Financial Corp. in 1992, Mr. Broughton continued as President and was named Chief Executive Officer of First Commercial Bank. In 1998, he became Regional Chief Executive Officer of Synovus Financial Corp., responsible for the Alabama and Florida markets. In 2001, Mr. Broughton’s Synovus region shifted, and he became Regional Chief Executive Officer for the markets of Alabama, Tennessee and parts of Georgia. He continued his work in this position until his retirement from Synovus in August 2004. Mr. Broughton’s experience in banking has afforded him opportunities to work in many areas of banking and has given him exposure to all bank functions. Mr. Broughton served on the Board of Directors of Cavalier Homes, Inc. from 1986 until 2009, when the Company was sold to a subsidiary of Berkshire Hathaway. We believe that Mr. Broughton’s extensive experience in banking in Alabama and the Southeast, and, in particular, his success in building and growing new banks and developing new markets, makes him highly qualified to serve as a director.

J. Richard Cashio
Age: 65	Committees: Audit; Compensation; Corporate Governance and Nominations (Chair)	Position: Director

Director Since: 2007	Bank Director Since: 2005

Mr. Cashio has served as a director of the Company since 2007 and as a director of the Bank since its inception in May 2005. Mr. Cashio has been a private investor since his retirement. Mr. Cashio served as Chief Executive Officer of TASSCO, LLC from 2005 until his retirement in January 2014 and served as the Chief Executive Officer of Tricon Metals & Services, Inc. from 2000 until its sale in October 2008. We believe that Mr. Cashio’s experience as the chief executive officer of successful industrial enterprises allows him to offer our Board both the benefit of his business experience and the perspectives of one of our target customer groups, making him highly qualified to serve as a director.

James J. Filler
Age: 79	Committees: Compensation	Position: Lead Independent Director

Director Since: 2007	Bank Director Since: 2005

Mr. Filler has served as a director of the Company since 2007 and as a director of the Bank since its inception in May 2005. In January 2019, following Mr. Broughton becoming Chairman of our Board of Directors, Mr. Filler was appointed to serve as the Board’s Lead Independent Director. Mr. Filler has been a private investor since his retirement in 2006. Prior to his retirement, Mr. Filler spent 44 years in the metals recycling industry with Jefferson Iron & Metal, Inc. and Jefferson Iron & Metal Brokerage Co., Inc. We believe that Mr. Filler’s extensive business experience and strong ties to the Birmingham business community offer us valuable strategic insights and make him highly qualified to serve as a director.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Christopher J. Mettler
Age: 47	Committees: Compensation Committee	Position: Director

Director Since: 2019	Bank Director Since: 2019

Mr. Mettler has served as a director of the Company and the Bank since October 21, 2019. Mr. Mettler is Founder and President of Sovereign Co., where he leads strategy and business development. Mr. Metter assumed a full-time role at Sovereign as of April 26, 2019. Sovereign leverages proprietary marketing attribution and artificial intelligence technology to systematically measure thousands of simultaneous marketing messages to display the most relevant products for consumers. Previously, Mr. Mettler founded two marketing and financial technology businesses, CompareCards and SnapCap, both of which were acquired in two separate transactions by LendingTree (Nasdaq: TREE). Mr. Mettler served as President of Iron Horse Holdings LLC from January 1, 2014 until November 16, 2016. Following LendingTree’s acquisition of CompareCards from Iron Horse Holdings in November 2016, Mr. Mettler transitioned to serve as a salaried employee of LendingTree through April 26, 2019. We believe Mr. Mettler’s business experience, his strong background in the financial technology sector and his prior service on our Charleston, South Carolina advisory board makes him highly qualified to serve as a director.

Hatton C. V. Smith
Age: 72	Committees: Compensation (Chair)	Position: Director

Director Since: 2007	Bank Director Since: 2005

Mr. Smith has served as a director of the Company since 2007 and as a director of the Bank since its inception in May 2005. Mr. Smith served as the Chief Executive Officer of Royal Cup Coffee from 1996 until 2014 and in various other positions with Royal Cup Coffee prior to 1996. Mr. Smith retired from all positions with Royal Cup Coffee effective February 2020. He currently serves as the Chief Executive Officer of Back Forty Beer Company, which specializes in unique craft beers in the Southeast. Mr. Smith is also involved in many different charities and has served as Chair of the United Way and President of the Baptist Health System. We believe that Mr. Smith’s business experience, his strong roots in the greater Birmingham business and civic community, and his high profile and extensive community contacts in one of our largest markets make him highly qualified to serve as a director.

Irma L. Tuder
Age: 61	Committees: Audit (Chair); Corporate Governance and Nominations	Position: Director

Director Since: 2018	Bank Director Since: 2018

Ms. Tuder is currently a private investor. She is the founder, former CEO and Board Chairperson of Analytical Services, Inc. (ASI), a nationally recognized business providing management and technical solutions to federal government agencies. Ms. Tuder successfully led the acquisition of ASI by Arctic Scope Regional Corporation Federal Holding Company in 2007. Ms. Tuder has over 30 years of experience in strategic business planning and execution, executive leadership, financial management and business operations. Prior to founding ASI, Ms. Tuder spent five years as a controller in private industry and five years in public accounting. In addition to her service as a director of the Company and Bank, Ms. Tuder is a member of the Notre Dame Institute for Latino Studies Advisory Council, HudsonAlpha Institute for Biotechnology Board of Directors, University of Alabama in Huntsville (UAH) Foundation Board and UAH Business School Advisory Board. Ms. Tuder received a BBA in accountancy from the University of Notre Dame and MBA from Troy State University in Montgomery. We believe that Ms. Tuder’s extensive background in business, finance and accounting make her highly qualified to serve as both a director and as Chair of our Audit Committee.

The Board of Directors Unanimously Recommends a Vote “FOR” the Election of Each of the Board Nominees

CORPORATE GOVERNANCE

Our business is managed under the direction of our Board of Directors. The Board has the legal responsibility for overseeing the affairs and performance of the Company. The primary responsibility of the Board is to exercise their business judgment in what they believe to be in the best interests of the Company and its stockholders.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Governance Practices

Our Board of Directors believes that sound governance practices and policies provide an important framework to assist them in fulfilling their oversight duty. The Corporate Governance Guidelines of ServisFirst Bancshares, Inc. (the “Governance Guidelines”), include a number of the practices and policies under which our Board has operated for many years, together with concepts suggested by various authorities in corporate governance and the requirements under the New York Stock Exchange (“NYSE”) Listed Company Manual and the Sarbanes-Oxley Act of 2002.

Each year, our Board of Directors reviews our Governance Guidelines and other governance documents and modifies them as it deems appropriate. These documents include the Governance Guidelines, the committee charters, our Code of Business Conduct and Ethics, our Related Party Transactions Policy and other key policies and practices. Copies of the currently effective charters for each Board committee, the Code of Business Conduct and Ethics, the Governance Guidelines and certain other corporate governance policies are available on the Company’s website at www.servisfirstbancshares.com under the “Governance” tab.

Some of the principal subjects covered by our Governance Guidelines comprise:

•

Director Qualifications, which include: a Board candidate’s independence, experience, knowledge, skills, expertise, integrity, and ability to make independent analytical inquiries; his or her understanding of our business and the business environment in which we operate; and the candidate’s ability and willingness to devote adequate time and effort to Board responsibilities, taking into account the candidate’s employment and other Board commitments.

•

Responsibilities of Directors, which include: acting in the best interests of all stockholders; maintaining independence; developing and maintaining a sound understanding of our business and the industry in which we operate; preparing for and attending Board and Board committee meetings; and providing active, objective and constructive participation at those meetings.

•

Director Access to Management and, as Necessary and Appropriate, Independent Advisors, which covers: encouraging presentations to our Board from the officers responsible for functional areas of our business and from outside consultants who are engaged to conduct periodic reviews of various aspects of our operations or the quality of certain of our assets, such as the Bank’s loan portfolio.

•

Director Orientation and Continuing Education, such as: programs to familiarize directors with any changes to our business, strategic plans, and significant financial, accounting and risk management issues; our compliance programs and conflicts policies; our code of business conduct and ethics and our corporate governance guidelines. In addition, each director is expected to participate in continuing education programs relating to developments in our business and in corporate governance.

•

Regularly Scheduled Executive Sessions, without Management, will be held by our Board, led by our Lead Independent Director, and by the Audit Committee, which meets separately with our independent auditors.

Director Resignation Policy

In October 2016, our Board approved and adopted a Director Resignation Policy. This policy provides that, in an uncontested election, any director nominee who receives a greater number of “Withhold” votes than votes “For” his or her election shall promptly tender his or her resignation to the Chairman of our Board following the certification of the election results. The Company’s Corporate Governance and Nominations Committee (“CG&N Committee”) will consider the offer of resignation and recommend to the Board whether to accept or reject the resignation. Our Board must then act on the recommendation within 90 days following certification of the election results following receipt of the recommendation. After the Board makes a formal decision on the CG&N Committee’s recommendation, the Company must publicly disclose the action on a Current Report on Form 8-K within four business days of the decision. If the Board determines to take any action other than accepting such resignation, the Current Report must also include the Board’s rationale supporting its decision. A copy of our Director Resignation Policy is available on our website www.servisfirstbancshares.com under the “Governance” tab.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Incentive Compensation Clawback Policy

Our Board has approved and adopted a Clawback Policy for recovery of incentive compensation from the Company’s current and former executive officers under certain circumstances. The Clawback Policy provides that, in the event the Company is required to restate financial results due to material noncompliance with any financial reporting requirement under the securities laws, the Board may adjust future compensation, cancel outstanding awards, seek recoupment of previous awards and take any other remedial and recovery action permitted by law, to recoup all or a portion of any incentive compensation approved, awarded or granted to an executive officer of the Company after the date of adoption of the Clawback Policy and such award, vesting or payment occurred or was received during the three completed fiscal years immediately preceding the date on which the Company is required to prepare the restatement. The Clawback Policy applies when the Compensation Committee has determined that the incentive compensation approved, awarded or granted was predicated upon the achievement of certain financial results that were the subject of the restatement and that a lesser amount of incentive compensation would have been approved, awarded or granted to the executive officer based upon the restated financial results. In each such instance, the Company will seek to recoup the amounts by which an executive officer’s incentive compensation that was awarded, vested or paid during the three-year period referenced above exceeded the amounts that would have been awarded, vested or paid based on the restated financial results. Our Board plans to amend the Clawback Policy once the NYSE revises its listing standards in response to the SEC’s adoption of Exchange Act Rule 10D-1 in October 2022.

Stock Ownership of Board and Executives

Long-term stock ownership is deeply engrained in our culture and reflects our Board’s strong commitment to the Company’s success. We have reviewed the stock ownership policies of other financial institutions, the criteria identified by certain proxy advisory firms in determining whether a stock ownership policy is “rigorous” or “robust,” and the stock ownership of our directors and executive officers. We ultimately concluded not to adopt a formal stock ownership policy at this stage of the Company’s existence primarily because the current ownership levels of our long-time directors and, with one exception, our named executive officers far exceed the ownership requirements of even the most rigorous policies we reviewed. Using the market price and the number of shares of common stock beneficially owned as of December 31, 2022, each of our non-employee directors held common stock valued over 34 times such director’s annual retainer (with the average multiple equal to 1,012 times the annual retainer), our Chief Executive Officer held common stock valued at over 25 times his annual base salary, and each of our other named executive officers, with the exception of Mr. Abbott, held common stock valued at over 50 times their respective annual base salaries.

Our Board annually reviews our Governance Guidelines and other governance documents and practices and modifies them as it deems appropriate. Although we will reconsider adopting stock ownership guidelines in the future, including in the event of Board or management changes, we intend to operate the Company in a way that we believe makes the most sense taking into account numerous factors.

Policy Against Hedging Activities

The Company is dedicated to growing its business and enhancing stockholder value in an ethical way while being mindful of the need to avoid taking actions that pose undue risk or have the appearance of posing undue risk to the Company. Our goal is to grow stockholder value in both the short term and in the longer term, and we expect our directors, officers and employees to have the same goals as the Company. Consistent with these goals, our Insider Trading Policy prohibits any of our directors, officers and employees from engaging in hedging activities involving the Company’s securities, including the following:

●	short sales, meaning any transactions in the Company’s securities whereby one may benefit from a decline in the stock price of our common stock;

●

purchases or sales of derivative securities related to the Company’s securities (puts, calls, collars, swaps forward sale contracts and similar arrangements, excluding stock options issued pursuant to employee benefit plans); and

●

investments in exchange funds (a stock fund that allows an investor to exchange his or her holdings in Company securities for units in a portfolio of securities), excluding investments in the Company stock fund available under the Company’s 401(k) plan.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Policy Against Pledging Activities

Our Insider Trading Policy prohibits our directors, officers and employees from pledging our securities as collateral for loans unless approved by our Insider Trading Compliance Officer. While being mindful of the need to avoid taking actions that pose undue risk or appear to pose undue risk to our Company, we also appreciate that our situation may be unique. We are a public company that has, since the Bank’s inception in 2005 and our formation in 2007, experienced a relative amount of success. As a result of this success, a significant portion of the wealth of some of our officers and employees resides in their ownership of our common stock. As detailed above, all of our directors and all but one of our executive officers own enough shares of common stock to far exceed the multiples of base salary or annual cash retainer typically required by stock ownership guidelines. Accordingly, we provide our Insider Trading Compliance Officer with the discretion to permit pledges in certain limited circumstances.

Board Independence

The cornerstone of our corporate governance program is an independent and qualified Board of Directors. The Board has established guidelines consistent with the current listing standards of the NYSE for determining director independence. You can find these guidelines in our Governance Guidelines, which are posted on the Company’s website at www.servisfirstbancshares.com under the “Governance” tab.

During its most recent review, our Board considered transactions and relationships between each director or any member of a director’s immediate family and us and the Bank. Our Board also considered whether there were any transactions or relationships between our Company and any entity of which a director or an immediate family member of a director is an executive officer, general partner or significant equity holder. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that a director is independent. Independent directors must be free of any relationship with us or our management that may impair the director’s ability to make independent judgments.

Our CG&N Committee has determined in its business judgment that six of the Company’s seven current directors are independent as defined in the NYSE listing standards and that each member is free of any relationships that would interfere with his or her individual exercise of independent judgment. Our independent directors are Messrs. Cashio, Filler, Fuller, Mettler, and Smith, and Ms. Tuder. The Board is currently discussing potential candidates to fill the vacancy on the Board following Mr. Fuller’s retirement. If the Board does not identify a candidate by the date of the Annual Meeting, the size of the Board will be reduced to six directors immediately following the Annual Meeting until such time as a new candidate for the Board has been identified and approved. Assuming the Board has not identified a candidate for service on the Board by the Annual Meeting date, five of the Company’s six directors will be independent as defined in the NYSE listing standards following the Annual Meeting. Mr. Broughton, our Chairman, is considered an inside director because of his employment as our President and Chief Executive Officer (see “Certain Relationships and Related Transactions” for a list of other relationships the Board considered when determining independence).

The Role of Our Board of Directors

The members of our Board also are members of the board of Directors of the Bank, which accounts for substantially all of our consolidated operating results. The members of our Board keep informed about our business through discussions with senior management and other officers and managers of the Company and the Bank, by reviewing analyses and reports sent to them by management and outside consultants, and by participating in meetings of the Board and meetings of those Board committees on which they serve.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Board Leadership Structure

We believe that our stockholders are best served by a strong, independent Board of Directors with extensive business experience and strong ties to our markets. We believe that objective oversight of the performance of our management team is critical to effective corporate governance, and we believe our Board provides such objective oversight.

Our Board is led by a combination of Mr. Filler, our Lead Independent Director, and Mr. Broughton, our Chairman, President and CEO, supplemented by engaged, independent committee chairs and directors. Our independent directors unanimously voted for Mr. Broughton to serve as the Chairman of our Board following the retirement of our prior Chairman on December 31, 2018.

The Board believes that the Company has been well served by Mr. Broughton’s leadership since the Bank’s inception in 2005 and our formation in 2007. The Board further believes that Mr. Broughton’s combined role as Chairman and CEO will allow him to set the overall tone and direction for the Company, maintain consistency in the internal and external communication of our strategic and business priorities, and have primary responsibility for managing our operations.

The Board also believes that a strong, effective Lead Independent Director, like Mr. Filler, an independent Board, and independent committees provide the independent leadership necessary to balance the combined Chairman and CEO role and, with the formal and informal mechanisms we have in place to facilitate the work of the Board and its committees, results in the Board effectiveness and efficiency that our stockholders expect. Mr. Filler performs the following functions as our Lead Independent Director:

●	Serves as a liaison, and facilitates communication, between our Chairman and the independent directors;

●	Organizes, convenes and presides over executive sessions of the independent directors and Board meetings at which the Chairman is not present;

●	Serves as an advisor to Board committees, chairs of the Board committees and other directors;

●	Calls meetings of the Board, if deemed advisable by the Lead Independent Director; and

●	Guides, with the Corporate Governance and Nominations Committee, the self-assessment of the Board.

Mr. Broughton’s leadership has been especially evident during the COVID-19 pandemic. While the Company and Bank are known for being able to make lending decisions quickly on a decentralized basis, our employees look to Mr. Broughton to set the tone for the entire Company. Under his leadership, the Bank handled an extraordinary number of Payroll Protection Plan (“PPP”) loans pursuant to the terms of the CARES Act for both existing Bank customers and new customers. Mr. Broughton’s emphasis on customer service leveraged existing relationships and earned new banking relationships during the pandemic, as new customers were able to compare their experience with the Bank against the service provided by their current bankers.

We believe our Board’s structure provides leadership and operational oversight, notwithstanding Mr. Broughton’s role as Chairman. Our Board’s three standing committees, which are described below under “Board Committees and Their Functions”, are composed exclusively of independent directors. In addition to the Board committees at the Company, our Bank has a separate loan committee on which all of our directors serve. We believe that this structure further reinforces the Board’s role as an objective overseer of our business, operations, risk sensitivity and day-to-day management.

The Board’s Role in Risk Oversight

While our Board is ultimately responsible for the management of risks inherent in our business, in our day-to-day operations senior management is responsible for instituting risk management practices that are consistent with our overall business strategy and risk tolerance. In addition, because our operations are conducted primarily through the Bank, we maintain an asset-liability and investment committee at the Bank level, consisting of four executive officers of the Bank. This committee is charged with monitoring our liquidity and funds positions. The committee regularly reviews the rate sensitivity position on three-month, six-month and one-year time horizons; loans-to-deposits ratios; and average maturities for certain categories of liabilities. This committee reports to our Board of Directors at least quarterly, and otherwise as needed.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

In addition, our Audit Committee assists the Board in overseeing and monitoring management’s conduct of our financial reporting process, our system of internal accounting and financial controls and our cybersecurity measures, and our Compensation Committee oversees the management of risks relating to executive and non-executive compensation.

Outside of formal meetings, our Board and its committees have regular access to senior executives, including our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, as well as our senior credit officers. Our Bank board, which consists of all the members of our Board, and loan committee also meet monthly with management to review loans, credit loss issues and other areas of risk for the bank. We believe that this structure allows the Board to maintain effective oversight over our risks and to ensure that our management personnel are following prudent and appropriate risk management practices.

The Board’s Role in Human Capital Management

Our Board adopted an Environmental, Social and Governance Policy (the “ESG Policy”) in October of 2021. The Board included Human Capital Management as part of the ESG Policy, with an emphasis on four key areas: (1) hiring, promotion and talent development; (2) health and safety; (3) compensation and benefits; and (4) diversity and inclusion. The below entries summarize our current policy positions in each of these key areas:

Hiring, Promotion & Talent Development

We are always looking to build our workforce from within and promote from our current talent pool whenever possible. We are also committed to the continued development of our employees, whether through banking industry-related training or position-related training.

Health and Safety

We are committed to the health, safety, and wellness of our employees. In response to local government and health guidelines around the COVID-19 pandemic, glass barriers have been installed where necessary, and we regularly encourage our employees to utilize video conferencing platforms when possible. All branches and internal corporate offices have been provided with cleaning supplies and are encouraged to disinfect surface areas consistently. We maintain a social distancing policy and update our procedures as federal and state agencies make new recommendations.

Compensation and Benefits

We provide robust compensation and benefits programs to help meet the needs of our employees. In addition to competitive salaries, these programs include a 401(k) Retirement Plan, full medical, dental and vision insurance, life insurance and paid time off. As part of our compensation philosophy, we believe that we must offer and maintain market competitive total rewards programs for our employees in order to attract and retain superior talent.

Diversity and Inclusion

We are committed to our continued efforts to increase diversity and foster an inclusive work environment that supports our employees and the communities we serve. We recruit the best people for the job regardless of gender, race, ethnicity, age, disability, sexual orientation, gender identity, cultural background or religious belief. As an example, Ms. Tuder is Latina, making our Board approximately 14% female (17% following the retirement of Mr. Fuller at the Annual Meeting) and ethnically diverse. It is our policy to fully comply with all state and federal laws applicable to discrimination in the workplace.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Board Committees and Their Functions

Our Board maintains three standing committees that are each composed entirely of independent directors. The governing charter for each of the three committees is available on our website www.servisfirstbancshares.com under the “Governance” tab.

Name(1)	Audit Committee	Compensation Committee	Corporate Governance & Nominations Committee
Irma L. Tuder
Michael D. Fuller
James J. Filler
J. Richard Cashio
Christopher J. Mettler
Hatton C. V. Smith
Committee Chair Committee Member Financial Expert

(1) Mr. Broughton is not independent and therefore does not serve on any committee.

Audit Committee

Number of meetings in 2022: 4

Functions:

•

Assists our Board of Directors in maintaining the integrity of our financial statements and of our financial reporting processes and systems of internal audit controls, as well as monitoring our compliance with legal and regulatory requirements and the performance of our internal audit function;

•	Reviews the scope of independent audits and assesses the results;

•

Meets with management to consider the adequacy of the internal control over, and the objectivity of, financial reporting, and meets with our independent auditors and with appropriate financial personnel concerning these matters;

•	Oversees cybersecurity risk and reviews cybersecurity issues and solutions with management;

•	Selects, determines the compensation of, appoints and oversees our independent registered public accounting firm, and evaluates their qualifications, performance and independence; and

•

Reviews and approves all related party transactions of the Company in accordance with our Related Party Transactions Policy (with some related party transactions referred to the full Board for consideration).

Our Board of Directors has determined that each Audit Committee member meets the independence standards for Audit Committee membership under the rules of the Securities and Exchange Commission (“SEC”) and the rules of the NYSE.

Compensation Committee

Number of meetings in 2022: 8

Functions:

•	Annually reviews the performance and compensation of our Chief Executive Officer, who is not present during deliberations or voting with respect to his compensation;

•	Makes recommendations to the independent members of our Board of Directors with respect to the compensation of our Chief Executive Officer and all other executive officers of the Company;

•

Makes determinations, either as a committee or together with the other independent directors, regarding the performance and compensation level of our Chief Executive Officer and our other named executive officers;

•	Reviews relationships between compensation practices and risk management policies and practices to evaluate mitigation of any identified risks;

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

•	Establishes the compensation structure for our senior management and approves the compensation of our senior executives;

•	Develops and reviews succession planning for key executives, including our Chief Executive Officer; and

•

Advises and reports to our Board of Directors at least annually, including with respect to the Company’s incentive and equity-based compensation plans, and oversees the activities of the individuals and committees responsible for administering such plans.

The Compensation Committee has the authority, in its sole discretion, to appoint, engage, retain and terminate any compensation consultant, legal counsel or other advisor to assist in the performance of its duties, and the Company is responsible for providing appropriate funding to the Compensation Committee for payment of reasonable compensation to any such advisor retained by the Compensation Committee. During fiscal 2020, our Compensation Committee retained Aon’s Human Capital Solutions practice, a division of Aon plc, or Aon, to conduct a comprehensive review of our compensation programs. As discussed in more detail herein, Aon’s review was to evaluate the continued appropriateness of the Company’s compensation program as compared to certain peer companies, with the goal of ensuring that the Company’s pay practices mature in tandem with its business. Aon provided services to the Company during 2022. The cost of such services in 2022 did not exceed $120,000. The Committee determined that there were no conflicts between Aon and the Company or any member of the Compensation Committee.

Our Board of Directors has determined that each Compensation Committee member is independent under the rules of the NYSE.

Corporate Governance and Nominations Committee

Number of meetings in 2022: 3

Functions:

•	Identifies individuals believed to be qualified to become Board members, and selects or recommends to the Board, the nominees to stand for election as directors;

•

Establishes the criteria for selecting candidates for nomination to our Board, actively seeks candidates who meet those criteria and makes recommendations to our Board of Directors to fill vacancies on, or make additions to, our Board or any committee of our Board (see “Governance Practices” for a detailed discussion of qualification criteria);

•	Develops and recommends to our Board standards to be applied in making determinations as to the absence of material relationships between the Company and a director;

•	Establishes the procedures for the evaluation and oversight of our Board and management; and

•

Monitors and recommends changes in the organization and procedures of the Board, in the size of the Board or any Board committee and in our corporate governance policies, and monitors the Company’s corporate governance structure.

The CG&N Committee considers candidates for director who are recommended by its members, by other Board members, and by management. The CG&N Committee will consider stockholder nominees for election to our Board that are timely recommended by stockholders provided that a complete description of the nominees’ qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as a Board member if elected, accompany the recommendations. Nominations must also include evidence of the nominating stockholder’s ownership of Company common stock. Stockholder nominations should be directed to the chair of the CG&N Committee, care of our Chief Financial Officer, at the Company’s principal executive office, 2500 Woodcrest Place, Birmingham, Alabama 35209. The CG&N Committee will evaluate candidates recommended by stockholders using the same criteria as for other candidates recommended by its members, other members of the Board, or management.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

In evaluating nominees for director, the CG&N Committee believes that it is of primary importance to ensure that the Board’s composition reflects a diversity of business experience and community leadership, as well as a demonstrated ability to promote the Company’s strategic objectives and expand its presence, profile and customer base in its local markets. Additionally, our CG&N Committee charter provides that the CG&N Committee, in selecting or recommending Board candidates, shall consider factors it deems appropriate, which may include diversity. The members of the CG&N Committee and the Board also take into account views on diversity that our stockholders may communicate to us.

Our Board of Directors has determined that each member of the CG&N Committee is independent under the standards of independence of the rules of the NYSE.

Compensation Committee Interlocks and Insider Participation

The primary functions of the Compensation Committee are to evaluate and administer the compensation of our President and Chief Executive Officer and other executive officers and to review our general compensation programs. No member of this committee has served as an officer or employee of the Company, the Bank or any other subsidiary. In addition, none of our executive officers has served as a director or as a member of the compensation committee of a company which employs any of our directors. For further information, see “Compensation Discussion and Analysis” and “Board Committees and Their Functions.”

Director Attendance

Our Board of Directors held 8 meetings in 2022. Each director attended more than 75% of the aggregate of: (i) the number of meetings of the Board of Directors held during the period he or she served on the Board; and (ii) the number of meetings of committees of the Board of Directors held during the period he or she served on such committees. While we do not have a formal policy regarding director attendance at our annual meetings, we generally expect our directors to attend if at all possible. All of our directors attended the 2022 Annual Meeting via remote webcast.

Certain Relationships and Related Transactions

We have not entered into any business transactions with related parties required to be disclosed under Rule 404(a) of Regulation S-K other than banking transactions in the ordinary course of our business with our directors and officers, as well as members of their families and corporations, partnerships or other organizations in which they have a controlling interest, and the lease arrangement described below. Management recognizes that related party transactions can present unique risks and potential conflicts of interest (in appearance and in fact). Therefore, we maintain written policies around interactions with related parties which require that these transactions are entered into and maintained on the following terms:

•

in the case of banking transactions, each is on substantially the same terms, including price or interest rate, collateral and fees, as those prevailing at the time for comparable transactions with unrelated parties that are not expected to involve more than the normal risk of collectability or present other unfavorable features to the bank; and

•

in the case of related party transactions, each is approved by a majority of the directors who do not have an interest in the transaction. Banking transactions which meet the criteria disclosed above are deemed pre-approved by the Board.

Any potential related party transactions are reported to our Chief Financial Officer, who then reports such transactions to our Audit Committee. Our Audit Committee determines whether such transactions constitute related party transactions and, if so, reports those transactions to our Board for consideration if such transactions are not deemed pre-approved under our policy. A copy of our policy governing related party transactions is available on our website www.servisfirstbancshares.com under the “Governance” tab.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

The aggregate amount of indebtedness from our directors and executive officers (including their affiliates and inclusive of persons serving as executive officers of the Bank) to the Bank as of December 31, 2022 was approximately $52.6 million, which equaled 4.05% of our total equity capital as of that date. Related party transactions are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral (where applicable), as those prevailing at the time for comparable transactions with persons not related to us, and do not involve more than normal risk of collectability or present other features unfavorable to us. No related party loans were disclosed as past due, nonaccrual or troubled debt restructurings in our consolidated financial statements for the year ended December 31, 2022. We anticipate making related party loans in the future to the same extent as we have in the past.

In addition to banking transactions made in the ordinary course of business, the Company leased office space in its corporate headquarters to one related party in 2022 pursuant to the terms of a lease entered into 2017. Prior to entering into such lease in 2017, the Company obtained, and the Board considered, a market reasonableness study, and the Board, other than the related party, approved such lease on terms consistent with the results of the market reasonableness study. Under the terms of the lease, the Company agreed to lease an office of approximately 120 square feet to Mr. Michael D. Fuller, a director of the Company, on a month-to-month basis at $26.00 per square foot, subject to 1.5% annual escalations, plus a utilities and overhead fee equal to 10% of the rental rate.

Code of Conduct for Directors and Employees

Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. The Code of Business Conduct and Ethics covers compliance with law; fair and honest dealings with us, with competitors and with others; fair and honest disclosure to the public; and procedures for compliance with the Code of Business Conduct and Ethics. A copy of our Code of Business Conduct and Ethics is, and any amendment to or waiver from a provision of our Code of Business Conduct and Ethics will be, available free of charge on our website at www.servisfirstbancshares.com under the “Governance” tab.

Communications with the Board

You may contact any of our independent directors, individually or as a group, by writing to them c/o William M. Foshee, Chief Financial Officer, ServisFirst Bancshares, Inc., 2500 Woodcrest Place, Birmingham, Alabama 35209. Mr. Foshee will review and forward to the appropriate directors copies of all such correspondence that, in the opinion of Mr. Foshee, deals with the functions of the Board of Directors or its committees or that he otherwise determines requires their attention. Concerns relating to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chairwoman of the Audit Committee and will be handled in accordance with procedures established by the Audit Committee.

DIRECTOR COMPENSATION

The following summarizes the compensation earned by, or paid to, each person who served as a non-employee director during all or any part of our 2022 fiscal year. Mr. Broughton was not separately compensated for his service on the Board. Directors of the Company also serve on the Board of the Bank and receive no additional compensation for such service. Ms. Tuder also serves on the advisory board of our Huntsville, AL region, and her compensation for such service is included in the tabular disclosure below. As of February 22, 2023, our six non-employee directors beneficially owned, collectively, approximately 5.41% of our outstanding common stock. We seek to structure director compensation to further align the interests of directors with the interests of our stockholders.

Annual Retainers and Meeting Fees

Position	Annual Retainer
($)
Director	45,000
Lead Independent Director	25,000
Audit Committee Member	8,000
Audit Committee Chair	10,000
Compensation Committee Member	6,000
Compensation Committee Chair	8,000
CG&N Committee Member	4,000
CG&N Committee Chair	7,500

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

As part of the comprehensive review of our compensation program performed by the Compensation Committee’s independent consultant, Aon’s Human Capital Solutions practice (a division of Aon plc), the Compensation Committee directed Aon to review director compensation in comparison to certain identified peer companies. The consultant found, in general, our director compensation ranked among the lowest of our peers. Our Board, at the recommendation of our Compensation Committee, moved to a retainer fee structure for director compensation in 2021 as part of the restructuring of our overall compensation program. In setting our retainer fees, we did not attempt to benchmark our director compensation at an identified median of our peer companies, but rather used comparisons with those peers as part of an analysis of standard compensation practices. Our retainer fees for our directors remained the same for fiscal 2022. All director meeting fees have been eliminated in favor of retainer fees.

Director Compensation for 2022

The following table sets forth information regarding the compensation of our non-employee directors for the year ended December 31, 2022.

Name	Fees earned or paid in cash	Stock Awards [1]	All Other Compensation	Total
	($)	($)	($)	($)
J. Richard Cashio	66,500	50,038	-	116,538
Michael D. Fuller	53,000	50,038	-	103,038
James J. Filler	76,000	50,038	-	126,038
Christopher J. Mettler	55,000	50,038	-	105,038
Hatton C. V. Smith	53,000	50,038	-	103,038
Irma L. Tuder [2]	65,500	50,038	-	115,538

___________________________________

1 Represents the grant date fair value of time-based restricted stock awarded on May 6, 2022 (625 shares valued at $80.06 per share, the closing price of the Company’s common stock on that date). All director restricted stock awards were outstanding on December 31, 2022. See Note 13 of our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 for information regarding assumptions made in the valuation of these awards. These awards have a one-year vesting term.

2 Ms. Tuder’s cash compensation includes $6,500 in fees paid for service on the Huntsville advisory board.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

OWNERSHIP OF SERVISFIRST COMMON STOCK BY DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of our common stock as of February 22, 2023 by: (i) each of our directors; (ii) our named executive officers; (iii) all of our directors and our executive officers as a group; and (iv) each stockholder known by us to beneficially own more than 5% of our common stock. Except as otherwise indicated, each person listed below has sole voting and investment power with respect to all shares shown to be beneficially owned by him except to the extent that such power is shared by a spouse under applicable law. The information provided in the table is based on our records, information filed with the SEC and information provided to the Company.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Common Stock (%)(2)
Five Percent Stockholders
Blackrock, Inc.(3)	7,607,180	(4)	14	%(4)
55 East 52nd Street New York, NY 10055

The Vanguard Group(5)	5,389,904	(4)	9.92	%(4)
100 Vanguard Blvd. Malvern, PA 19355

Kayne Anderson Rudnick Investment Management LLC(6) 2000 Avenue of the Stars, Suite 1110 Los Angeles, CA 90067	2,800,588(4)		5.16	%(4)

Directors and Executive Officers
Thomas A. Broughton III	809,489	(7)	1.49%
Irma L. Tuder	74,066	(8)	*
Michael D. Fuller	508,787	(9)	*
James J. Filler	1,372,331	(10)	2.52%
J. Richard Cashio	550,045	(11)	1.01%
Hatton C. V. Smith	416,673	(12)	*
Christopher J. Mettler	22,190	(13)	*
William M. Foshee	287,977	(14)	*
Rodney E. Rushing	420,815	(15)	*
Henry F. Abbott	7,994	(16)	*
All directors and executive officers as a group (10 persons)	4,470,367	(17)	8.22%

___________________

*	Indicates ownership of less than 1% of outstanding common stock.
(1)	The address for all directors and executive officers is 2500 Woodcrest Place, Birmingham, Alabama 35209.
(2)

Except as otherwise noted herein, the percentage is determined on the basis of 54,398,249 shares of our common stock outstanding plus securities deemed outstanding pursuant to Rule 13d-3 promulgated under the Exchange Act. Under Rule 13d-3, a person is deemed to be a beneficial owner of any security owned by certain family members and any security of which that person has the right to acquire beneficial ownership within 60 days, including, without limitation, shares of our common stock subject to currently exercisable options.

(3)

In a Schedule 13G/A filed January 23, 2023, Blackrock, Inc. reported having sole power to vote or to direct the vote of 7,549,917 shares of common stock, shared power to vote or direct the vote of zero shares of common stock, sole power to dispose or direct the disposition of 7,607,180 shares of common stock and shared power to dispose or to direct the disposition of zero shares of common stock. All information in this footnote was obtained from the Schedule 13G/A filed by Blackrock, Inc.

(4)	Reflects shares reported on Schedule 13G as beneficially owned as of December 31, 2022.
(5)

In a Schedule 13G/A filed February 9, 2023, The Vanguard Group reported having sole power to vote or direct the vote of 0 shares of common stock, shared power to vote or direct to vote 84,556 shares of common stock, sole power to dispose or direct the disposition of 5,257,350 shares of common stock and shared power to dispose or to direct the disposition of 132,554 shares of common stock. All information in this footnote was obtained from the Schedule 13G/A filed by The Vanguard Group.

(6)

In a Schedule 13G filed February 14, 2023, Kayne Anderson Rudnick Investment Management LLC reported having sole power to vote or direct the vote of 631,905 shares of common stock, shared power to vote or direct to vote 2,089,899 shares of common stock, sole power to dispose or direct the disposition of 710,689 shares of common stock and shared power to dispose or to direct the disposition of 2,089,899 shares of common stock. All information in this footnote was obtained from the Schedule 13G filed by Kayne Anderson Rudnick Investment Management LLC.

(7)

Includes 54,986 shares of common stock owned by his spouse. Also includes 497,812 shares held by a GRAT for the benefit of Mr. Broughton’s children, for which Mr. Broughton retains the power of substitution. Does not include 190,000 shares held by TAB2, LLC and 300,000 shares held by TAB3, LLC, which are managed by a third party manager. Mr. Broughton disclaims beneficial ownership of common stock held by his spouse.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

(8)

Does not include an option granted on October 15, 2018 to purchase up to 25,000 shares of common stock for $35.65 per share which vests 100% on October 15, 2023. Includes 42,215 shares owned by Tuder Family, LLC, a limited liability company of which the reporting person is a member and manager. The reporting person disclaims beneficial ownership of the Tuder Family, LLC shares except to the extent of her pecuniary interest therein.

(9)	Includes 93,052 shares of common stock held by Mr. Fuller’s spouse.
(10)	Includes 151,500 shares Mr. Filler owns jointly with his spouse.
(11)

Does not include 28,752 shares owned by Mr. Cashio’s adult daughter. Includes 102,000 shares of common stock held by Mr. Cashio’s spouse. Mr. Cashio disclaims beneficial ownership of all shares not directly owned by him. Mr. Cashio has pledged 51,625 shares to ServisFirst Bank as security for a loan and 124,112 shares to J.P. Morgan as security for a line of credit.

(12)	Mr. Smith has pledged 96,999 shares to ServisFirst Bank, as security for a line of credit.
(13)	Does not include an option granted to Mr. Mettler on October 21, 2019 to purchase 25,000 shares of common stock for $33.90 per share which vests 100% after five years.
(14)	Includes 24,000 shares held by Mr. Foshee’s spouse. Mr. Foshee disclaims beneficial ownership of such shares. Mr. Foshee has pledged 48,000 shares to Morgan Stanley and 39,500 shares to US Bank.
(15)

Includes an option to purchase 10,000 shares of common stock for $6.915 per share granted on February 10, 2014, which vested 100% on February 10, 2021. Includes 100,000 shares of common stock held in trusts for the benefit of Mr. Rushing’s daughters.

(16)	Includes shares held through Mr. Abbott’s 401(k) account.
(17)	Includes 10,000 shares obtainable within 60 days pursuant to the exercise of outstanding options.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our Section 16 officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Mr. Filler filed a late Form 4 report on April 24, 2022.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required under Section 14A of the Exchange Act, we provide our stockholders with an annual advisory vote on the compensation of our named executive officers. In 2017, our stockholders approved an annual advisory vote. At the 2022 Annual Meeting, approximately 98.6% of the votes cast (which excludes broker non-votes) were in approval of our executive compensation program.

Our Compensation Committee reviewed the results of the advisory vote and did not implement any significant changes to our executive compensation as a result of the say-on-pay advisory vote. The Compensation Committee recognizes that effective practices evolve, and the committee will continue to consider changes as needed to keep our executive compensation program competitive and tightly linked to performance. See “Compensation Discussion and Analysis” for a detailed discussion of our executive compensation practices, philosophy and objectives.

Consistent with our stockholders’ preference and prevailing demand, we expect to hold an advisory vote on executive compensation every year. This year, we are asking stockholders to approve the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.

The advisory vote will not be binding on the Compensation Committee or the Board of Directors. However, they will carefully consider the outcome of the vote and take into consideration any specific concerns raised by investors when determining future compensation arrangements.

The Board of Directors Unanimously Recommends a Vote “FOR” the Resolution Approving the Compensation Paid to Our Named Executive Officers.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis (CD&A)

This CD&A describes our executive compensation objectives and philosophy. It also describes our compensation program and reviews the compensation outcomes for fiscal 2022. We are a bank holding company headquartered in Birmingham, Alabama. Our Bank, founded in 2005, provides commercial banking services through offices located in Alabama, Georgia, North Carolina, South Carolina, Tennessee and Florida. We operate our Bank using a simple business model based on organic loan and deposit growth, generated through high quality customer service, delivered by a team of experienced bankers focused on developing and maintaining long-term banking relationships with our target customers. Our strategy focuses on operating a limited and efficient branch network with sizable aggregate balances of total loans and deposits housed in each branch office. We strive to translate this business model and strategy into higher profits for our stockholders. Our compensation program is intended to incentivize our named executive officers to pursue strategies and actions that promote both annual and longer-term value to stockholders, consistent with the intention of our business model.

Compensation Philosophy and Objectives

In order to recruit, retain and appropriately incentivize the most qualified and competent individuals as executive officers, we strive to maintain a compensation program that not only is competitive in our market but that also provides our Compensation Committee with the flexibility to determine incentive compensation using a commonsense approach. Our Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by us and the Bank, and which aligns executives’ interests with those of our stockholders by rewarding performance, with the ultimate objective of improving stockholder value.

To reward both short- and long-term performance in the compensation program and in furtherance of our compensation objectives noted above, our executive officer compensation philosophy includes the following principles:

Compensation should be related to performance. The Compensation Committee believes that a significant portion of an executive officer’s compensation should be tied not only to individual performance, but also the Company’s performance measured against both financial and non-financial goals and objectives.

Incentive compensation should represent a significant portion of an executive officer’s total compensation. The Compensation Committee is committed to providing competitive compensation that reflects our performance and that of the individual officer or employee.

Compensation levels should be competitive. The Compensation Committee reviews available data to ensure that our compensation is competitive with that provided by other comparable companies. The Compensation Committee believes that competitive compensation enhances our ability to attract and retain executive officers. As discussed above, our Compensation Committee retained a compensation consultant during the 2020 fiscal year to complete a deep review of our compensation structure in order to ensure that our compensation remains competitive. Our Compensation Committee continues to utilize its compensation consultant for assistance in determining annual compensation. Our Compensation Committee reviewed and approved a peer group for compensation purposes and utilized said peer group to inform decisions regarding compensation levels for our named executive officers for 2022.

Incentive compensation should balance short-term and long-term performance. The Compensation Committee seeks to achieve a balance between encouraging strong short-term annual results and ensuring our long-term viability and success. To reinforce the importance of balancing these perspectives, executive officers generally will be provided both short- and long-term incentives. Our Compensation Committee continued to utilize short-term and long-term compensation plans for its executives in 2022. All short-term compensation awards are performance-based, while long-term compensation awards are split between restricted stock awards and performance-based performance shares.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Stockholder Approval

At the 2022 Annual Meeting, approximately 98.6% of the votes cast (which excludes broker non-votes) were in approval of our executive compensation program. Our 2022 proxy statement included a discussion of the changes implemented for 2021, highlighting our Compensation Committee’s determination to provide our named executive officers with market rate compensation linked to performance. Our Compensation Committee reviewed the results of the advisory vote and believes the increase in the advisory approval percentage reflected stockholder approval of revised executive compensation structures. The Committee did not implement any additional changes to our executive compensation as a result of the say-on-pay advisory vote. The Compensation Committee recognizes that effective practices evolve, and the Committee will continue to consider changes as needed to keep our executive compensation program competitive and tightly linked to performance.

Named Executive Officers

•	Thomas A. Broughton III, President and Chief Executive Officer
•	Rodney E. Rushing, Executive Vice President and Chief Operating Officer
•	William M. Foshee, Executive Vice President and Chief Financial Officer
•	Henry F. Abbott, Senior Vice President and Chief Credit Officer

Each of our four named executive officers also held the same position with the Bank during fiscal 2022. Following the retirement of our long-time Chief Operating Officer at the end of 2020, our Board and management determined not to promote any other officer to serve as an executive officer of the Company. In accordance with Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended, our Board and management considered whether any of the executive officers of the Bank should be included as a named executive officer. The Bank’s executive officers, other than our named executive officers, do not serve in policy making roles, although our business model does provide for operational flexibility in our regional markets. All of our policy making functions are handled by our named executive officers. Therefore, we have not included any of our Bank executives as named executive officers.

All of our executive officers are employees of the Bank for payroll and tax purposes. Because both the Compensation Committee and the Bank compensation committee consist of the same persons, as do both Boards of Directors, references herein to “our” or “the” Compensation Committee will be deemed to refer to our Compensation Committee and/or the Bank’s compensation committee, as applicable.

2022 Business Results

●	Net income available to common stockholders was $251.4 million for 2022, a 21% increase over net income of $207.7 million in 2021.

●	Diluted earnings per share were $4.61 for 2022, a 21% increase over 2021.

●	Average loans of $10.56 billion for 2022 increased $1.84 billion, or 21%, from 2021.

●	Average deposits of $11.83 billion for 2022 increased $625.2 million, or 6%, from 2021.

●	Net interest income of $471.1 million in 2022 increased 22% from 2021. Net interest margin of 3.32% in 2022 increased 38 basis points from 2.94% in 2021.

2022 Compensation Objectives

During 2022, our Compensation Committee has retained Aon’s Human Capital Solutions practice, a division of Aon plc, or Aon, as an independent compensation consultant to conduct a compensation review for our four named executive officers. This review follows our prior engagement of Aon to conduct a comprehensive review in 2020. The objectives for our compensation program, along with the measures utilized to achieve such objectives, are set forth in the table below.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Compensation Program Objective		Applicable Compensation Measures

Mix of pay elements reflects current market practice	●	Annual equity grants
	●	Performance-based annual incentive plan for short-term compensation

Increase executive pay levels to be more in line with market peer median, in order to attract and retain key talent	● ● ●	Increased base salaries of named executive officers Time-based restricted stock awards Annual incentive plan for short-term compensation

Emphasize performance-based and at-risk pay elements	●	Performance-share grants with vesting based on 3-year TSR performance compared with a peer group
	●	Annual incentive plan with defined performance goals for short-term compensation

Allocation of Compensation Elements – Pay for Performance

For fiscal year 2022, an average of 37.5% of our named executive officers’ compensation was in annual short-term cash incentives which, as described below, are performance-based awards. With the exception of Mr. Abbott, an average of 22% of our named executive officers’ compensation consisted of long-term equity-based incentives, 50% of which are performance-based. The following table illustrates the percentage of each named executive officer’s total compensation, as reported in the “Summary Compensation Table,” related to base salary, annual short-term cash incentives and long-term equity-based incentives:

	Percentage of Total Compensation (Fiscal Year 2022)(1)
Named Executive Officer	Annual Base Salary	Annual Short Term Cash Incentives	Equity-Based Incentives	Perquisites and Benefits

Thomas A. Broughton III, Principal Executive Officer (“PEO”)	27%	45%	26%	2%
Rodney E. Rushing	41	36	19	4
William M. Foshee, Principal Financial Officer (“PFO”)	43	32	20	4
Henry F. Abbott	49	37	9	6

(1)	Total percentages may not equal 100% due to rounding.

Role of Compensation Committee

The Compensation Committee is responsible for the design, implementation and administration of the compensation programs for our executive officers and directors. The Compensation Committee completed the following actions relative to 2022 executive compensation:

•	Reviewed and approved base salary increases based on materials provided by its compensation consultant.
•	Reviewed and approved the 2022 compensation peer group.
•	Reviewed and approved the adoption of 2022 performance objectives under the annual incentive plan.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

•	Reviewed and approved 2022 equity grants and performance criteria for performance share units, including identification of 2022 performance share peer group.
•	Reviewed contractual arrangements for named executive officers (“NEOs”).
•	Reviewed the Company’s compensation philosophy.
•	Determined annual awards for NEOs for 2022 performance and approved the payment of such awards in 2023.

No executive officers of the Company make any recommendations to the Compensation Committee or participate in any way regarding the compensation of other executive officers, other than our President and Chief Executive Officer, Mr. Broughton. The Compensation Committee consults with Mr. Broughton to gain a better insight into the performance of the executive team as a basis for the Compensation Committee’s determinations regarding executive compensation. While the Compensation Committee consults with Mr. Broughton, the Compensation Committee makes its decisions independently.

Role of Compensation Consultant

As permitted by the Compensation Committee charter, the Committee periodically engages an independent outside compensation consultant to advise the Committee on executive compensation matters. In 2020, the Committee retained Aon’s Human Capital Solutions practice, a division of Aon plc, or Aon, to provide executive compensation consulting services. Pursuant to the terms of its retention, Aon reported directly to the Compensation Committee, which retains sole authority to select, retain, terminate, and approve the fees and other retention terms of its relationship with Aon.

During 2022, Aon assisted the Compensation Committee with the following:

•	Assisted the Committee with a review of named executive officer compensation.
•	Assisted the Committee with evaluation of its incentive programs for 2022.
•	Assisted with the compilation of the 2022 Peer Group.
•

Assisted the Committee in its preparation of compensation disclosures as required under Regulation S-K with respect to this proxy statement including this Compensation Discussion and Analysis and associated tables and disclosures included herein by reference.

The Committee evaluated Aon’s analysis and recommendations alongside other factors when making compensation decisions affecting our 2022 executive compensation.

In 2022, the Committee reviewed its relationship with Aon. Considering all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Securities Exchange Act of 1934, as amended, the Committee determined that it is not aware of any conflict of interest that has been raised by the work performed by Aon.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Elements of our Compensation Program

The following table outlines the major elements of 2022 total compensation for our executives:

Compensation Element	Description and Purpose	Link to Performance	Fixed/ Performance Based	Short/Long- Term
Base Salary	Helps attract and retain executives through periodic payments of market-competitive base pay	Based on individual performance, experience, and scope of responsibility. Used to establish cash and equity incentive award opportunities.	Fixed	Short-Term

Annual Short-Term Incentives	Encourages achievement of financial performance metrics that create near-term stockholder value	Ties the executive’s compensation directly to factors that we believe are important to the success of the Company.	Performance Based	Short-Term

Performance metrics include loan growth and earnings per share. Loan growth is integral to the future success of the Company, while earnings per share aligns executive pay with overall Company success.

Annual short-term incentives are paid in cash.

Long-Term Equity Incentive Awards	Aligns long-term interests of executives and stockholders while creating a retention incentive through multi-year vesting	Restricted stock awards are time-vested over three years. Performance share awards are determined based on Company TSR over a 3-year period as compared to the custom 2022 Peer Group.	Fixed & Performance Based	Long-Term

Change in Control Agreements	Provides protection to our named executive officers in the event we are subject to a change in control.	- -	Fixed	Long-Term

Endorsement Split-Dollar Agreements	Bank-owned life insurance on Messrs. Broughton, Rushing and Foshee. Designed to provide a long-term retention incentive for the named executives, along with generating a favorable return for the Bank.	- -	Fixed	Long-Term

Other Compensation	Dividend equivalents on restricted stock units, limited perquisites and health and welfare benefits on the same basis as other employees	Dividend equivalents on restricted stock units further enhance the executive’s link to stockholders by ensuring they share in the distribution of income generated from ongoing financial performance.	Fixed & Performance Based

Key Compensation Policies and Supplemental Information

Robust Clawback Policy: In the event the Company is required to restate financial results, the Compensation Committee may adjust future compensation, cancel outstanding stock or performance-based awards, or seek recoupment of previous awards from Company officers.

Significant Executive Investment in Company Stock: Long-term stock ownership is deeply engrained in our culture, and it reflects our Board’s strong commitment to the Company’s success. For more information, see “Corporate Governance—Governance Practices—Stock Ownership of Board and Executives.”

Restrictions on Hedging or Pledging Company Stock: Executive officers and directors of the Company are not permitted to use options, contracts or other arrangements to hedge their holdings of Company stock. They also are prohibited from pledging Company stock as security for loans without approval from our Insider Trading Compliance Officer. Historically, our Insider Trading Compliance Officer has approved limited pledging arrangements in order to allow our executive officers to retain their Company stock in light of our stock’s strong market performance since our initial public offering in 2014.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Peer Group Benchmarking

For 2022 compensation determinations, the Compensation Committee (with assistance from its independent compensation consultant, Aon selected a benchmark group of publicly-traded financial institutions to use in assessing the compensation of our executive officers and directors. The peer group data is used by our Compensation Committee as information about pay levels and practices of similarly-sized financial institutions in the areas we compete for key talent. This information guides our Compensation Committee in providing a competitive level of total compensation to our executive officers while also maintaining “common sense” flexibility where necessary.

Our Compensation Committee utilized the following criteria to select a peer group for use in 2022 compensation, while also giving consideration to whether the selected peers had business models compatible with the Company’s business model:

●	Total Assets between $7.3 - $30 billion

●	Not located in Mountain Pacific or Northeast regions

●	Located within a top 300 Metropolitan Statistical Area

●	Commercial loans comprise more than 60% of the total loan portfolio

●	Individual consideration given for business model compatibility

Our Compensation Committee also utilized a proprietary database from Aon when making compensation determinations for our Chief Credit Officer, Mr. Abbott. The 2022 benchmark group of publicly-traded financial institutions used to set 2022 compensation (the “2022 Peer Group”) included the following companies:

				Total Assets LTM as of 9/30/2021
Company Name	Ticker	City	State	($000)

Bank OZK	OZK	Little Rock	AR	27,162,596
Ameris Bancorp	ABCB	Atlanta	GA	20,438,638
Atlantic Union Bkshs Corp.	AUB	Richmond	VA	19,628,449
Independent Bk Group Inc.	IBTX	McKinney	TX	17,753,476
Trustmark Corp.1	TRMK	Jackson	MS	16,551,840
WesBanco, Inc.	WSBC	Wheeling	WV	16,425,610
First Financial Bancorp.	FFBC	Cincinnati	OH	15,973,134
TowneBank	TOWN	Portsmouth	VA	14,626,444
International Bancshares Corp.	IBOC	Laredo	TX	14,029,467
WSFS Financial Corp.	WSFS	Wilmington	DE	14,333,914
Provident Financial Services	PFS	Jersey City	NJ	12,919,741
Sandy Spring Bancorp Inc.	SASR	Olney	MD	12,798,429
First Busey Corp.	BUSE	Champaign	IL	10,544,047
Enterprise Financial Services	EFSC	Clayton	MO	9,751,571
First Financial Bankshares	FFIN	Abilene	TX	10,904,500
Eagle Bancorp Inc	EGBN	Bethesda	MD	11,117,802
Veritex Holdings Inc.	VBTX	Dallas	TX	8,820,871
Lakeland Bancorp	LBAI	Oak Ridge	NJ	7,664,297
ConnectOne Bancorp Inc.	CNOB	Englewood Cliffs	NJ	7,547,339
Amerant Bancorp Inc.	AMTB	Coral Gables	FL	7,770,893

The 2022 Peer Group added the following companies: Bank OZK; WesBanco Inc.; International Bancshares Corp.; First Busey Corp.; and First Financial Bankshares. The 2022 Peer Group does not include the following companies previously included in the 2021 Peer Group: First Midwest Bancorp Inc.; Kearny Financial Corp.; Univest Financial Corp.; Allegiance Bancshares Inc.; Peapack-Gladstone Financial; and Bryn Mawr Bank Corp.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

When determining compensation for our executive officers for 2022, our Compensation Committee considered the median range of total compensation and components of compensation for the comparable roles within the 2022 Peer Group companies. As discussed above, our Compensation Committee did not seek to set compensation at specific target levels as compared to the 2022 Peer Group. Instead, our Compensation Committee used the information provided by the 2022 Peer Group to assess compensation levels and to provide a competitive level of total compensation for our executives.

Annual Base Salary

Our Compensation Committee endeavors to establish base salary levels for executives that are consistent and competitive with those provided for similarly situated executives of other similar financial institutions, taking into account each executive’s areas and level of responsibility.

Each of our named executive officers received an increase in their base salaries for 2022, effective as of their work anniversary date. The 2021 base salaries of our named executive officers were, on average, 25% below the 2022 Peer Group median (or, in the case of Mr. Abbott, the median for similar positions in the Aon proprietary database). The 2022 base salary increases are intended to continue the process of aligning our NEO salaries with those of our peers, but we note that the increases were not sufficient to bring any of these salary figures to the median of the 2022 Peer Group salary range.

Named Executive Officer	2021 Annual Base Salary	2022 Annual Base Salary	% Change

Thomas A. Broughton III, Principal Executive Officer (“PEO”)	$675,000	$700,000	3.7%
Rodney E. Rushing	375,000	400,000	6.7%
William M. Foshee, Principal Financial Officer (“PFO”)	340,000	350,000	2.9%
Henry F. Abbott	225,000	232,000	3.1%

Annual Incentive Compensation

In 2021, our Board and Compensation Committee adopted an annual incentive plan administered by the Committee. The adoption of a performance-based annual incentive plan accomplished two goals: (1) tied short-term compensation for our named executive officers to specific Company performance metrics; and (2) provided a mechanism for delivery of additional cash compensation to our named executive officers in a manner that is recognized as a best practice in the market. The annual incentive plan provides a framework for annual or short-term cash incentive award opportunities for our executive officers and key employees. Prior to or shortly after the beginning of each performance period, our Compensation Committee establishes the specific performance goals and designates each participant’s target award under the plan.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

For 2022, each of our named executive officers was named as a participant in the annual incentive plan, with target awards approved by the Committee as follows:

Named Executive Officer	Target Award (as a % of base salary)	Target Award ($)

Thomas A. Broughton III, Principal Executive Officer (“PEO”)	105%	$735,000
Rodney E. Rushing	50%	200,000
William M. Foshee, Principal Financial Officer (“PFO”)	50%	175,000
Henry F. Abbott	50%	116,000

Performance Objectives

Our Compensation Committee utilized two performance objectives for the 2022 annual incentive plan: loan growth, excluding Paycheck Protection Program (“PPP”) loans; and earnings per share. Our business model depends on organic loan growth, so thirty percent (30%) of the total performance objective was weighted to loan growth. PPP loans were excluded from the calculation of total loan growth so as not to skew the results based on a short-term government program. Our Compensation Committee allocated 70% of the annual incentive to earnings per share in order to incentivize our named executive officers to work towards results that directly benefit our stockholders in the near term. In order to balance the potential risk of incentivizing annual loan growth, a credit quality modifier consisting of the ratio of nonperforming assets to total loans was utilized. While growth under our organic business model depends upon loan growth, our annual incentive plan for 2022 was structured so that loan growth incentives also include a component of careful analysis of credit quality when entering into new loan relationships.

Our 2022 performance objectives for the annual incentive plan, the assigned weight for each performance objective and the threshold, target and maximum performance level for each objective are set forth in the table below, along with our 2022 actual performance:

		2022 Performance Levels
		50%	100%	150%
Performance Objective	Overall Weight	Threshold	Target	Maximum	2022 Actual
Loan Growth [1]	30%	12%	14%	16%	26%
Earnings per Share	70%	$3.95	$4.10	$4.25	$4.63

1 Loan growth excludes PPP loans. The table below summarizes the reconciliation of Total loans to Loans, excluding PPP loans, for each of the years ending December 31, 2021 and December 31, 2022.

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022
	(In Thousands)
Total loans	$9,532,934	$11,687,968
Less PPP loans	230,184	1,951
Total loans, excluding PPP loans	$9,302,750	$11,686,017

Credit Quality Modifier and Discretionary Adjustments

Our annual incentive plan included a credit quality modifier based on the ratios of Non-performing Assets to Total Assets. The below table sets forth the potential modifier based on the ratio achieved for 2022:

Credit Quality Modifier	No Adjustment	50% Reduction	75% Reduction	100% Reduction	2022 Actual
NPAs/Total Assets	<1.50%	1.50%	1.75%	2.00%	0.12%

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Annual Incentive Plan Award Opportunities

The Compensation Committee established the annual incentive plan award opportunities for our named executive officers as a percentage of base salary. Target award opportunities were designed to provide for total cash compensation that rewards executives for successful achievement of growth in both loans and earnings per share while being competitive with total cash compensation among our peers. The potential annual incentive award payments, expressed as a percentage of base salary, were as follows:

Named Executive Officer	Threshold as a % of Base Salary (%)	Threshold Incentive Payment ($)	Target as a % of Base Salary (%)	Target Incentive Payment ($)	Maximum as a % of Base Salary (%)	Maximum Incentive Payment ($)
Thomas A. Broughton	52.5%	$367,500	105%	$735,000	157.5%	$1,102,500
Rodney E. Rushing	25	100,000	50	200,000	75	300,000
William M. Foshee	25	87,500	50	175,000	75	262,500
Henry F. Abbott	25	58,000	50	116,000	75	174,000

Threshold, target and maximum incentive payments in the chart above are based on base salaries effective at year-end 2022.

Annual Incentive Plan Award Payouts

The payout level under our annual incentive plan in 2022, based on actual results of the two performance objectives, was 150% of the target payout level. We had a ratio of NPAs/Total Assets of 0.12% as of December 31, 2022, so there was no reduction of annual incentive payments as a result of the credit quality modifier.

The Company enjoyed exceptional results for the year ended December 31, 2022, achieving nearly twice the loan growth required to attain the maximum performance level for loan growth and exceeding the maximum performance level for earnings per share set for our 2022 annual incentive awards by 9%. In addition, our asset quality remained very high. Our Compensation Committee and Board credit Messrs. Broughton and Rushing for the achievement of these exceptional results. As a result of these outstanding results, our Board elected to exercise its discretion to increase Mr. Broughton’s maximum annual incentive award by $67,000 and Mr. Rushing’s maximum annual incentive award by $50,000. Messrs. Foshee and Abbott also received small increases in excess of their maximum incentive award amount.

Named Executive Officer	2022 Award ($)	Award as % of Target(1)	Award as % of Base Salary(1)
Thomas A. Broughton	$1,170,000	159.2%	167.1%
Rodney E. Rushing	350,000	175.0	87.5
William M. Foshee	263,000	150.3	75.1
Henry F. Abbott	175,000	150.9	75.4
(1) Percentages are rounded to the nearest tenth of a percent.

Equity-Based Incentive Compensation

Our Compensation Committee made annual equity grants to our named executive officers in order to be competitive with market best practices, to align executives with stockholders and to address potential retention concerns. With the exception of Mr. Abbott annual equity-based incentive awards are composed 50% of time-based restricted stock grants and 50% of performance-based performance share units. Mr. Abbott’s equity award consisted of a single time-based restricted stock grant. Time-based restricted stock awards are intended to aid in retention of our named executive officers, while performance share awards reward our named executive officers for delivering total shareholder returns in the highest percentile when compared against our peer companies.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

On January 24, 2022, the Board approved the Committee’s grants of time-based restricted stock and performance share units for 2022.

Named Executive Officer	Time-based Restricted Stock (#)	Fair Value of 2022 Restricted Stock Award ($)	Target Performance Share Units (#)	Fair Value of 2022 Performance Share Units ($)	Total Target Award Value ($)

Thomas A. Broughton III, Principal Executive Officer (“PEO”)	4,341	$367,529	4,341	$323,491	$691,000
Rodney E. Rushing	1,182	100,068	1,182	88,083	188,151
William M. Foshee, Principal Financial Officer (“PFO”)	1,034	87,538	1,034	77,054	164,592
Henry F. Abbott	500	42,330	---	---	42,330

With the exception of Mr. Abbott, the time-based restricted stock vests one-third per year on the first three anniversaries of the grant date, provided that the executive remains employed through the applicable vesting date. Mr. Abbott’s time-based restricted stock vests 100% on the fifth (5th) anniversary of the grant date. The performance shares represent the opportunity to earn shares of our common stock after a three-year period, subject to the executive’s continued employment through the end of the performance period.

The number of performance shares earned shall be determined by reference to the Company’s TSR relative to the 2022 Peer Group over the performance period commencing on January 1, 2022 and ending on December 31, 2024 (the “Performance Period”).

Depending on our TSR percent rank relative to the 2022 Peer Group, our named executive officers may earn between 0% and 150% of the Target number of performance shares set forth in the above table corresponding to the Company’s attainment of the TSR percent rank relative to the 2022 Peer Group as set forth in the table below on the last day of the Performance Period. The named executive officers shall receive shares of our common stock with respect to the number of earned performance shares (and related dividend equivalents thereon, which will be presumed to have been reinvested in shares of our common stock on each ex-dividend date).

Performance Level	Company Percent Rank Relative to 2022 Peer Group	Number of Performance Shares Earned
Threshold	35th Percentile	50% of Target
Target	50th Percentile	100% of Target
Maximum	75th Percentile	150% of Target

The percentage of performance shares earned if our TSR Percent Rank Relative to the 2022 Peer Group is between Threshold and Target or between Target and Maximum shall be determined by linear interpolation. Notwithstanding the foregoing, if our TSR at the end of the Performance Period is negative, then the maximum number of performance shares that can be earned is the Target number of performance shares, regardless of how our TSR compares to the 2022 Peer Group at the end of the Performance Period. This mechanism is intended to prevent our named executive officers from receiving more than the Target number of performance shares if our TSR at the end of the Performance Period is negative, even if such TSR exceeds 50% of our 2022 Peer Group.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

2021 Performance Share Award Performance

Our 2021 performance share awards to our named executive officers remain outstanding. The number of performance shares earned shall be determined by reference to the Company’s TSR relative to the 2021 Peer Group over the performance period commencing on January 1, 2021 and ending on December 31, 2023 (the “2021 Performance Period”).

Depending on our TSR percent rank relative to the 2021 Peer Group, our named executive officers may earn between 0% and 150% of the Target number of performance shares set forth in the above table corresponding to the Company’s attainment of the TSR percent rank relative to the 2021 Peer Group on the last day of the 2021 Performance Period. As of December 31, 2022, the Company’s TSR percent rank relative to the 2021 Peer Group exceeded the 75th percentile, which, if maintained as of the end of the 2021 Performance Period, would entitle our named executive officers to 150% of the Target 2021 performance shares awarded.

Our Stock Incentive Plan allows for the accelerated vesting of equity awards in the event of a change in control. In general, under this Plan a “change in control” means a reorganization, merger or consolidation of the Company or the Bank with or into another entity where our stockholders before the transaction own less than 50% of our combined voting power after the transaction, a sale of all or substantially all of our assets or a purchase of more than 50% of the combined voting power of our outstanding capital stock in a single transaction or a series of related transactions by one “person” (as that term is used in Section 13(d) of the Exchange Act) or more than one person acting in concert.

Peer Group

The 2022 benchmark peer group used to determine 2022 performance share unit awards and assess the Company’s TSR performance is the same 2022 Peer Group previously identified.

Change in Compensation Structure for 2023

Annual Base Salary. Our compensation consultant prepared a revised compensation study in December 2022. Our Compensation Committee, following a review of such compensation study, approved base salary increases for each of our named executive officers, effective as of their work anniversary date. The base salaries of our named executive officers remain below peer group median and the increases below are intended to align the salaries of our named executives with competitive market levels.

Named Executive Officer	2022 Annual Base Salary	2023 Annual Base Salary	% Change

Thomas A. Broughton III, Principal Executive Officer (“PEO”)	$700,000	$721,000	3.0%
Rodney E. Rushing	400,000	425,000	6.3%
William M. Foshee, Principal Financial Officer (“PFO”)	350,000	361,000	3.1%
Henry F. Abbott	232,000	239,000	3.0%

Severance and Change in Control

Prior to 2021, only Mr. Foshee and our former Chief Operating Officer had change in control severance agreements in place with the Company. All of our named executive officers are at-will employees and do not have employment agreements with the Company. When reviewing the compensation of our named executive officers as compared with our 2021 Peer Group, we determined that financial institutions in the markets in which we operate routinely enter into change in control agreements with their named executives. We believe that reasonable severance benefits are appropriate to protect our named executive officers in the event of a change in control. Given the prevalence of such agreements among our peers, we also view change in control agreements as a benefit that will assist in our retention of our most talented officers.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

As of February 25, 2021, we entered into Change in Control Agreements with each of our named executive officers. Each of these agreements provides the officer with certain employment protections for a two-year period following a change in control of the Company (the “Protected Period”). The Change in Control Agreements are “double-trigger” agreements, meaning that an executive’s employment must be terminated during the Protected Period in order to receive benefits under the agreement. If the officer’s employment is terminated during the Protected Period without Cause or by the officer with Good Reason (as those terms are defined in the Change in Control Agreements), the officer would be entitled to receive, among other benefits: (1) a cash severance payment equal to a specific multiple (2.99x for Mr. Broughton, 2x for each of Messrs. Foshee and Rushing, and 1.5x for Mr. Abbott) of the sum of (a) the officer’s base salary at the time of termination, and (b) the average cash bonus paid to the officer over the prior three years; and (2) a pro-rata bonus for the fiscal year in which the termination occurs. Each of the named executive officers would also be entitled to receive a lump sum cash payment equal to 18 months’ worth of COBRA premiums, based on the officer’s then-current coverage elections. In addition, certain pre-change in control terminations will be deemed to constitute change in control terminations if such terminations occur at the request or direction of a person who has entered into an agreement which would constitute a change in control upon consummation, or in connection with or anticipation of a change in control transaction with such person, subject to certain conditions. See “Executive Compensation — Potential Payments Upon Termination or Change in Control” for more information.

As a condition to receipt of any of the payments or benefits described herein, each named executive officer would be required to execute a standard separation and release agreement containing a release of all claims, if any, against the Company within a 45-day period following the officer’s termination date. Each named executive officer would also be subject to certain confidentiality, non-competition and non-solicitation obligations and receipt of payments and benefits would be subject to the officer’s continued compliance with such obligations. Our officers agree to maintain the confidentiality of our confidential information. For a period of six months following such officer’s termination date, each of our officers has agreed to not engage in similar activities within a sixty (60) mile radius of any Company office, and has further agreed to not solicit any Company employees or customers for a period of one year following such officer’s termination date.

Our officers would not be entitled to any tax gross-ups for excise taxes that may be triggered under Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended. However, our officers are entitled to receive the “best net” treatment, which means that if the total of all change in control payments due such officer exceeds the threshold that would trigger the imposition of excise taxes, the officer will either (1) receive all payments and benefits due and the officer will be responsible for paying all such taxes or (2) have such payments and benefits reduced such that imposition of the excise tax is no longer triggered, depending on which method provides the officer with the better after-tax result.

Each Change in Control Agreement has an initial term of five (5) years from execution through December 31, 2025, but is subject to additional five year “evergreen” renewal periods unless we provide written notice to the officer by June 30 of the final year in the then current term.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Compensation Committee Report

The Compensation Committee of the Board of Directors of ServisFirst Bancshares, Inc. has reviewed and discussed the Compensation Discussion and Analysis for the Company for the year ended December 31, 2022 with management. In reliance on the reviews and discussions with management, the Compensation Committee recommended to the Board of Directors, and the Board of Directors has approved, that the Compensation Discussion and Analysis be included in the required Company filings with the SEC, including the Proxy Statement for the 2023 Annual Meeting of Stockholders.

The Compensation Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this Proxy Statement.

Submitted by the Compensation Committee:

Hatton C.V. Smith, Chairman

J. Richard Cashio
James J. Filler

Christopher J. Mettler

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Summary Compensation Table

The following table sets forth the aggregate compensation paid by us or the Bank to our named executive officers:

Name and Principal Position Held (a)	Year (b)	Salary (c)	Bonus (d)	Stock Awards (1) (e)	Option Awards (f)	Non-Equity Incentive Plan Comp (2) (g)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings (h)	All Other Compensation(3) (i)		Total (j)
		($)	($)	($)	($)	($)	($)	($)		($)
Thomas A. Broughton III	2022	700,000	67,500	691,000	-	1,102,500	-	51,554	(4)	2,612,554
President and Chief	2021	675,000	100,000	660,699	-	1,063,125	-	47,678	(4)	2,546,502
Executive Officer	2020	525,000	938,000	20,022	-	-	-	77,604		1,560,626

Rodney E. Rushing	2022	400,000	50,000	188,151	-	300,000	-	35,975		974,126
EVP and Chief	2021	364,477	-	174,785	-	281,250	-	33,896		864,931
Operating Officer	2020	327,000	222,000	-	-	-	-	32,827		581,827

William M. Foshee	2022	350,000	500	164,592	-	262,500	-	36,511		814,103
EVP and Chief	2021	336,667	-	158,481	-	255,000	-	35,448		788,929
Financial Officer	2020	300,000	205,000	-	-	-	-	31,702		536,702

Henry F. Abbott	2022	232,000	1,000	42,330	-	174,000	-	28,518		477,848
SVP and Chief Credit	2021	217,500	-	-	-	168,750	-	29,503		423,253
Officer	2020	195,000	60,000	50,009	-	-	-	29,124		334,133

___________________

(1)

Amounts shown represent the grant date fair value of the grants of restricted stock under our 2009 Amended and Restated Stock Incentive Plan in accordance with FASB ASC Topic 718 of awards made during 2022. Please refer to Note 13 (Employee and Director Benefits) in our 2022 Annual Report on Form 10-K for a discussion of the assumptions used to calculate this amount. Awards that are subject to performance conditions are included in the Summary Compensation Table assuming that target level performance conditions will be achieved. The following table summarizes the value of the awards subject to performance conditions at the grant date assuming that the highest level of performance conditions is achieved. Note that fractional shares do not vest until such fractional shares total a full share:

Name	Grant Date Fair Value of Stock Awards; Highest Level of Performance Conditions Achieved ($)
Thomas A. Broughton	$485,200
Rodney E. Rushing	$132,124
William M. Foshee	$115,581

(2)	Represents amount awarded under our annual incentive plan. See Compensation Discussion & Analysis: Annual Incentive Compensation for additional information regarding amounts earned in 2022.

(3)	The amounts in this column include the following for 2022:

Name	Car Allowance	Country Club Allowance	Healthcare Premiums	Employer Contributions to 401(k) Plan	Group Life and Long-Term Disability Insurance Premiums	Imputed Income for Endorsement Split-Dollar Agreement
Thomas A. Broughton	$9,000	$10,380	$8,472	$12,200	$1,362	$10,140
Rodney E. Rushing	9,000	861	8,472	12,200	1,362	4,080
William M. Foshee	9,000	-	8,472	12,200	1,362	5,477
Henry F. Abbott	5,400	2,700	9,624	9,535	1,259	-

(4)

Mr. Broughton’s spouse travels with him on business trips using the Company aircraft from time to time. The Company has determined that Mrs. Broughton’s travel results in no additional incremental cost to the Company.

Grants of Plan-Based Awards for Fiscal 2022

The following table summarizes each named executive officer’s 2022 annual incentive plan opportunity under the heading Estimated Future Payouts Under Nonequity Incentive Plan Awards. Actual annual incentive plan amounts earned are set forth in the Summary Compensation Table. See “Compensation Discussion and Analysis - Annual Incentive Compensation” for additional information regarding 2022 objectives and performance.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

The table also reflects equity incentive opportunities granted to our named executive officers in 2022. The threshold, target and maximum number of performance share awards are summarized under the heading Estimated Future Payouts under Equity Incentive Awards, while the heading All Other Stock Awards reflects time-based restricted stock awards. Our named executive officers did not receive stock option awards during fiscal 2022. See Compensation Discussion and Analysis: Equity-Based Incentive Compensation for additional detail.

Name (a)	Grant Date (b)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	Grant Date Fair Value of Stock and Option Awards ($) (j)
		Threshold	Target	Maximum	Threshold	Target	Maximum
Thomas A. Broughton III (PEO)	1/24/22							4,341	367,509
		367,500	735,000	1,102,500
	1/24/22				2,171	4,341	6,512		323,491	(2)
Rodney E. Rushing	1/24/22							1,182	100,068
		100,000	200,000	300,000
	1/24/22				591	1,182	1,773		88,083	(2)
William M. Foshee (PFO)	1/24/22							1,034	87,538
		87,500	175,000	262,500
	1/24/22				517	1,034	1,551		77,054	(2)
Henry F. Abbott	1/24/22	58,000	116,000	174,000
	1/24/22							500	42,330

(1)	Note that the 2022 annual incentive opportunity consists of two performed factors: earnings per share and loan growth. Threshold amounts may be lower if only one of the criteria is met.
(2)	Grant date fair value of 2022 performance share awards assuming Target performance.

Outstanding Equity Awards at 2022 Fiscal Year-End

The below table details all outstanding equity awards as of December 31, 2022. All equity awards identified below were granted under our 2009 Amended and Restated Stock Incentive Plan.

	Option Awards					Stock Awards
Name (a)	Number of securities underlying unexercised options (#) Exercisable (b)	Number of Securities underlying unexercised options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Thomas A. Broughton III (CEO)						4,341(1)	299,138
	-	-	-	-	-	5,512(2)	384,793
								2,170 (3)	100,471
	-	-	-	-	-	-	-	12,400 (4)	1,209,496
Rodney E. Rushing(5)	10,000	-	-	6.915	02/10/2024	-	-	-	-
						1,182	82,515
	-	-	-	-	-	1,458	101,783
								591(3)	27,363
	-	-	-	-	-	-	-	3,280(4)	319,931
William M. Foshee (CFO) (6)						1,034	72,184
	-	-	-	-	-	1,322	92,289
								517 (3)	23,937
	-	-	-	-		-	-	2,974 (4)	290,084
Henry F. Abbott (7)						500	34,905
	-	-	-	-	-	600	41,886	-	-
	-	-	-	-	-	1,527	106,600	-	-

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

___________________

(1)

The award of 4,341 shares of restricted stock made to Mr. Broughton on January 24, 2022 vests 1/3 per year on the first three anniversaries of the grant date, provided the executive remains employed by the Company through the applicable vesting dates. The market value of this restricted stock award is based on $68.91 per share, the closing price of our common stock on December 30, 2022, the last trading day of fiscal year 2022.

(2)

The award of 8,267 shares of restricted stock made to Mr. Broughton on January 25, 2021 vests 1/3 per year on the first three anniversaries of the grant date, provided the executive remains employed by the Company through the applicable vesting date. 5,512 shares were unvested as of December 31, 2022. The market value of this restricted stock award is based on $68.91 per share, the closing price of our common stock on December 30, 2022.

(3)

Reflects performance shares for the performance period ending December 31, 2024. Performance shares are earned based on the Company’s TSR relative to the 2022 Peer Group. The number of performance shares reported in this column assumes achievement at the threshold level for the performance criteria based on performance through December 31, 2022. The market value of this performance share award is based on an estimate of fair market value made in accordance with FASB ASC Topic 718 of $97.54 per share.

(4)

Reflects performance shares for the performance period ending December 31, 2023. Performance shares are earned based on the Company’s TSR relative to the 2021 Peer Group. The number of performance shares reported in this column assumes achievement at the maximum level for the performance criteria based on performance through December 31, 2022. The market value of this performance share award is based on an estimate of fair market value made in accordance with FASB ASC Topic 718 of $46.30 per share.

(5)

The option to purchase 10,000 shares at $6.915 per share granted to Mr. Rushing on February 10, 2014 vested 100% on February 10, 2021. Share numbers and exercise price reflect 3-for-1 stock split that occurred on July 16, 2014 and 2-for-1 stock split that occurred on December 20, 2016. The award of 1,182 shares of restricted stock made to Mr. Rushing on January 24, 2022 vests 1/3 per year on the first three anniversaries of the vesting date, provided the executive remains employed by the Company through the applicable vesting date. The award of 2,187 shares of restricted stock made to Mr. Rushing on January 25, 2021 vests 1/3 per year on the first three anniversaries of the grant date, provided the executive remains employed by the Company through the applicable vesting date. 1,458 shares were unvested as of December 31, 2022. The market value of all restricted stock awards are based on $69.81 per share, the closing price of our common stock on December 30, 2022.

(6)

The award of 1,034 shares of restricted stock made to Mr. Foshee on January 24, 2022 vests 1/3 per year on the first three anniversaries of the vesting date, provided the executive remains employed by the Company through the applicable vesting date. The award of 1,983 shares of restricted stock made to Mr. Foshee on January 25, 2021 vests 1/3 per year on the first three anniversaries of the grant date, provided the executive remains employed by the Company through the applicable vesting date. 1,322 shares were unvested as of December 31, 2022. The market value of this restricted stock award is based on $69.81 per share, the closing price of our common stock on December 31, 2022.

(7)

The award of 600 shares of restricted stock made to Mr. Abbott on February 20, 2018 vests 100% on February 20, 2023. The award of 1,527 shares made to Mr. Abbott on May 18, 2020 vests 100% on May 18, 2023. Share numbers and exercise price reflect 3-for-1 stock split that occurred on July 16, 2014 and 2-for-1 stock split that occurred on December 20, 2016. The market value of this restricted stock awards are based on $69.81 per share, the closing price of our common stock on December 31, 2022.

Option Exercises and Stock Vested for Fiscal 2022

The following table sets forth information regarding option exercises by and restricted stock vesting for our named executive officers during 2022:

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)

Thomas A. Broughton III(1)	-	-	2,755	233,817
Rodney E. Rushing(1) (2)	5,000	399,750	729	61,870
William M. Foshee(1)	-	-	661	56,099
Henry F. Abbott	-	-	-	-

___________________

(1)

On January 25, 2022, each of Messrs. Broughton, Rushing and Foshee had 1/3 of their respective 2021 restricted stock awards vest. The value of the portion of the award vesting is based on a value of $84.87 per share, the closing price of the Company’s common stock on the vesting date.

(2)

Mr. Rushing exercised options for 5,000 shares at a price of $6.92 per share.  Based upon a value of $86.87 per share, the closing price of the Company’s common stock on the date of exercise, the value realized by Mr. Rushing on the exercise of such options was $399,750.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Pension Benefits

The Company does not maintain any benefit plan that provides for payments or other benefits at, following or in connection with retirement, other than the Company’s 401(k) plan.

Nonqualified Deferred Compensation Plans

The Company does not maintain any defined contribution or other plans that provide for the deferral of compensation on a basis that is not tax-qualified.

Chief Executive Officer Pay Ratio

Rules adopted by the SEC following passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act require us to provide a reasonable estimate of the ratio of the annual total compensation of our Chief Executive Officer to the median annual total compensation of our employees. We last identified our median employee in 2020 by comparing all salary, matching contributions to our 401(k) plan, annual incentive compensation, bonus compensation, long-term incentive awards vested in 2020 and our payment of insurance premiums and provision of other perquisites, as reported to the Internal Revenue Service on Form W-2 for 2020 for all of our employees (excluding our Chief Executive Officer) as of December 31, 2020. Due to the increase in the number of employees and entry into new markets, we determined a new median employee utilizing the same metrics as of December 31, 2022. As further detailed in the paragraphs and Summary Compensation Table below, Mr. Broughton’s total annual compensation in fiscal 2022 was $2,612,554. The Company has determined that the annual compensation for its median employee for the same fiscal year was approximately $82,898. Accordingly, we believe that the ratio of the annual total compensation of Mr. Broughton, our Chief Executive Officer, to the median of the annual total compensation of all our employees in 2022 was 31.73 to 1.

Pay vs. Performance

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (1)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (1) (2)	Total Shareholder Return	Peer Group Total Shareholder Return(3)	Net Income	Earnings per Share
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	$2,612,554	$2,634,492	$755,359	$807,351	185.63	106.01	$251,504,000	$4.63

2021	2,546,502	3,583,655	692,371	960,478	223.96	117.08	207,734,000	3.83

2020	1,560,626	1,547,188	504,616	525,789	108.50	87.90	169,569,000	3.15

___________________

(1)	To calculate Compensation Actually Paid (CAP), the following amounts were deducted from or added to Summary Compensation Table (SCT) total compensation:

PEO CAP Reconciliation

Year	SCT Total	Amounts Deducted From SCT Total (i)	Amounts Added to SCT Total (ii)	CAP Total
2022	$2,612,554	$691,000	$717,148	$2,634,492
2021	2,546,502	660,699	1,697,847	3,583,655
2020	1,560,626	20,022	6,584	1,547,188

Average Non-PEO CAP Reconciliation

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Year	SCT Total	Amounts Deducted From SCT Total (i)	Amounts Added to SCT Total (ii)	CAP Total
2022	$755,359	$131,691	$183,683	$807,351
2021	692,371	111,089	379,196	960,478
2020	504,616	12,502	33,675	525,789

(i) Represents the grant date fair value of equity-based awards granted each year. We did not report a change in pension value for any of the years reflected in this table; therefore, a deduction from SCT total related to pension value is not needed.

(ii) Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown plus any dividends not included in valuation.
(2)

Includes Messrs. Rushing, Foshee and Abbott for each of the fiscal years ended December 31, 2022, 2021 and 2020; also includes Clarence C. Pouncey III, retired Chief Operating Officer, for fiscal year ended December 31, 2020.

(3)	KBW Nasdaq Regional Banking Index [KRX].

Analysis of the Information Presented in the Pay versus Performance Table

As described in more detail in our Compensation Discussion and Analysis (CD&A), the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Net Income/Earnings per Share

The amount of compensation actually paid to Mr. Broughton and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Broughton) is generally aligned with the Company’s net income over the three years presented in the table. While the Company does not use net income as a performance measure in the overall executive compensation program, the measure of net income is correlated with earnings per share, which the Company does use when setting performance objectives in the Company’s annual incentive compensation program. As described in more detail in our Compensation Discussion and Analysis (CD&A) in the section titled “Annual Incentive Compensation,” the Company ties 70% of annual incentive compensation awarded to meeting certain earnings per share objectives, thereby directly incentivizing performance that directly benefits our stockholders in the near term. The amounts reported in the Summary Compensation Table and in the amount of compensation actually paid included in the Pay vs. Performance Table for annual incentives (bonus plus non-equity incentive compensation) do not change in the calculations for Mr. Broughton and the Company’s NEOs as a group.

Compensation Actually Paid and TSR/Comparison with Peer Group TSR

The amount of compensation actually paid to Mr. Broughton and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Broughton) is aligned with the Company’s TSR over the three years presented in the table. The alignment of compensation actually paid with the Company’s TSR over the period presented is because a significant portion of the compensation actually paid to Mr. Broughton and to the other NEOs (with the exception of Mr. Abbott) is comprised of equity awards, 50% of which are performance-based. As described in more detail in in our Compensation Discussion and Analysis (CD&A), the Company implemented a long-term equity incentive program beginning in 2021 that included an equity compensation program as part of the total compensation awarded to the NEOs. These equity awards are comprised 50% of time-based restricted stock and 50% of performance-based performance share awards. The performance share awards vest over a three-year performance period based on the relative performance of the Company’s TSR against a peer group.

The Company’s TSR consistently outperformed the KBW Nasdaq Regional Banking Index during the three years presented in the table, representing the Company’s superior financial performance as compared to the companies comprising the KBW Nasdaq Regional Banking Index peer group. For more information regarding the Company’s performance and the companies that the Compensation Committee considers when determining compensation, refer to our Compensation Discussion and Analysis (CD&A).

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Comparison of SCT to CAP

SCT compensation is based on the grant date value of equity awards made during the year whereas CAP is based on the fair value of equity awards made during the year valued at year end, plus the change in value of prior year’s awards, including awards granted in 2019, 2020, and 2021. Thus, CAP reflects all or portions of 4 years of equity awards while SCT compensation is based on only the 2022 equity award.

As discussed above, a significant portion of the executive officers’ CAP increase is due to increases in the fair value of the equity awards at year end. In 2020, the Company did not make significant equity awards to the named executive officers and this, together with the modest increase in the Company’s stock price at year end, is reflected in the minimal differences between SCT and CAP. In 2021, higher equity awards combined with a dramatic increase in the Company’s stock price during the year resulted in a significant increase in CAP. In 2022, the executive officers have two years of equity awards included, but the Company’s stock price decreased from year end 2021, resulting in SCT and CAP being very comparable.

Most Important Financial Measures Used to Link Compensation to Company Performance

For the fiscal year ended December 31, 2022, the three measures listed below represent the most important metrics we used to determine Compensation Actually Paid for our NEOs, as further described in our Compensation Discussion and Analysis (CD&A) within the sections titled “Annual Incentive Compensation” and “Equity-Based Incentive Compensation.” The metrics that our Company uses for both our long-term and short-term incentive awards are selected based on an objective of improving stockholder value.

Most Important Performance Measures
● Earnings per Share
● Relative Total Stockholder Return
● Loan and Deposit Growth

Effect of Compensation Policies and Practices on Risk Management and Risk-Taking Incentives

There is inherent risk in the business of banking. However, we do not believe that any of our compensation policies and practices provide incentives to our employees to take risks that are reasonably likely to have a material adverse effect on us. In particular, we note that our annual incentive plan includes a credit quality modifier that operates to reduce annual incentive plan payments by as much as 100% of the award amount if the Bank’s non-performing assets to total assets ratio exceeds certain thresholds. We believe that our compensation policies and practices are consistent with those of similar bank holding companies and their banking subsidiaries and are intended to encourage and reward performance that is consistent with sound practice in the industry.

Potential Payments Upon Termination or Change in Control

Change in Control Agreements

On February 25, 2021, the Compensation Committee approved the implementation of change in control protections for certain of our officers, including each of our four NEOs. Each of the NEOs entered into a Change in Control Agreement effective as of February 25, 2021. For Mr. Foshee, the Change in Control Agreement supersedes his prior change in control agreement.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Each Change in Control Agreement has an initial term of five (5) years (from the execution date through December 31, 2025) but is subject to additional five-year “evergreen” renewal periods unless we provide written notice to the officer by June 30 of the last year in the current term that we do not wish to extend the Change in Control Agreement beyond that term. The Change in Control Agreement provides each officer with certain employment protections for a two-year period following a change in control (the “Protected Period”). Notwithstanding the foregoing, certain pre-change in control terminations will also be treated as change in control terminations as a result of agreements or negotiations regarding a change in control.

The term “change in control” is defined in these Change in Control Agreements as any of the following events:

•

The consummation of a merger, consolidation or other corporate reorganization (other than a holding Company reorganization) of either us or the Bank in which either entity does not survive, or if such entity survives, the equityholders before such transaction do not own more than 40% of, respectively, (i) the equity securities of the surviving entity, and (ii) the combined voting power of any other outstanding securities entitled to vote on the election of directors of the surviving entity;

•

the acquisition by any individual, entity or group of beneficial ownership of 50% or more of either (i) the then-outstanding voting securities of either us or the Bank or (ii) the combined voting power of the then-outstanding voting securities of us or the Bank entitled to vote generally in the election of directors; provided, however, that the following shall not constitute a change in control: (i) any acquisition of securities directly from us (other than a transaction that qualifies as a change in control under another prong of this definition), (ii) any acquisition by us or any of our affiliates, or by any employee benefit plan (or related trust) of us or our affiliates, or (iii) any acquisition by any corporation, entity, or group if, following such acquisition, more than 50% of the then-outstanding voting rights of such corporation, entity or group are beneficially owned by all or substantially all of the persons who were the owners of our common stock immediately prior to such acquisition;

•

individuals who, as of the effective date of the Change in Control Agreement, constituted our incumbent Board cease for any reason to constitute at least a majority of our Board of Directors, provided that any individual becoming a director subsequent to such date whose appointment or election, or nomination for election by our stockholders, was approved or endorsed by a vote of at least a majority of the directors then comprising the incumbent Board, shall be considered as though such individual were a member of the incumbent Board, but excluding, for this purpose, any individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of our Directors (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

•

approval by our stockholders of: (i) a complete liquidation or dissolution of the Bank, (ii)  a complete liquidation or dissolution of the Company, or (iii) the sale or other disposition of all or substantially all our assets, other than to a corporation, with respect to which immediately following such sale or other disposition, more than 50% of, respectively, (1) the then-outstanding equity securities of such corporation and (2) the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors, is then beneficially owned by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of our outstanding common stock and our outstanding voting securities immediately prior to such sale or other disposition, in substantially the same proportions as their ownership, immediately prior to such sale or disposition, of our outstanding common stock and our outstanding securities, as the case may be.

If an NEO’s employment is terminated by us during the Protected Period without “cause” or by the NEO with “good reason” (as those terms are defined in the Change in Control Agreement), the NEO will be entitled to receive certain payments and benefits. Specifically, the NEO would be entitled to receive, among other benefits: (1) a cash severance payment equal to a specific multiple (2.99x for Mr. Broughton, 2x for each of Messrs. Rushing and Foshee, and 1.5x for Mr. Abbott) of the sum of (a) the NEO’s base salary in effect at the time of termination and (b) the average bonus paid to the NEO over the prior three years and (2) a pro-rata cash bonus for the fiscal year in which the termination occurs. Each of Messrs. Broughton, Foshee and Rushing would also be eligible to receive a lump sum cash payment equal to 18 months’ worth of COBRA premiums, based on the NEO’s then-current coverage elections.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

As a condition to receipt of any of the payments or benefits described herein, each named executive officer would be required to execute a standard separation and release agreement containing a release of all claims, if any, against the Company within a 45-day period following the officer’s termination date. Each named executive officer would also be subject to certain confidentiality, non-competition and non-solicitation obligations and receipt of payments and benefits would be subject to the officer’s continued compliance with such obligations. Our officers agree to maintain the confidentiality of our confidential information. For a period of six months following such officer’s termination date, each of our officers has agreed to not engage in similar activities within a sixty (60) mile radius of any Company office, and has further agreed to not solicit any Company employees or customers for a period of one year following such officer’s termination date.

Under the Change in Control Agreements, the NEO would not be entitled to any tax gross-ups for excise taxes that may be triggered under Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended. However, the NEO would be entitled to receive the “best net” treatment, which means that if the total of all change in control payments due him exceeds the threshold that would trigger the imposition of excise taxes, the NEO will either (1) receive all payments and benefits due him and be responsible for paying all such taxes or (2) have his payments and benefits reduced such that imposition of the excise taxes is no longer triggered, depending on which method provides him with the better after-tax result.

In addition to the cash payments set forth in the Change in Control Agreements, any stock options and restricted stock awards granted to the specified NEO will immediately vest upon a change in control. Performance share awards shall vest assuming target performance for the performance period, but shall be prorated based on the number of days the executive worked during the Performance Period through the change in control to the total number of days in the performance period.

Termination Other than Due to Change in Control

Pursuant to the terms of our 2009 Amended and Restated stock Incentive Plan, outstanding equity awards are treated as follows in the event of a termination other than due to a change in control:

●

Restricted Stock: In the event of termination due to death or Disability, the recipient shall become fully vested in the restricted stock. Termination for any other reason results in forfeiture of unvested restricted stock.

●

Performance Shares: In the event of termination due to death, Disability or Retirement, the recipient shall be entitled to a prorated number of performance shares earned, determined at the end of the Performance Period, based on the ratio of the number of days of service during Performance Period. In the event of termination for any other reason prior to the end of the Performance Period, all performance shares are forfeited in their entirety.

Endorsement Split-Dollar Agreements

On November 9, 2020, the Bank entered into endorsement split dollar agreements with each of Messrs. Broughton, Foshee and Rushing. The agreements provide the executives with death benefits funded through Bank-owned life insurance policies. The Bank solely owns all of the rights, title, and interest in the life insurance policy and will control all rights of ownership with respect to the policy including, without limitation, the right to withdraw the cash value of such policy. The agreements provide Mr. Broughton with a $3,000,000 death benefit endorsement, and each of Messrs. Foshee and Rushing with a $1,500,000 death benefit endorsement. The amounts of the Bank-owned life insurance policies are sufficient to fund both the death benefit endorsement to the executives’ beneficiaries and a complete return of all premiums paid on the policies to the Bank. The executives’ beneficiaries designated in accordance with the terms of the agreements are entitled to the endorsed death benefit amount from the proceeds of the insurance policies, provided each such executive remains employed by the Bank through the earlier of (1) such executive’s date of death or (2) the second anniversary of the effective date of the agreements; provided, however, if such executive terminates employment, other than due to death, during the period between the first and second anniversaries of the effective date, such executive’s beneficiaries shall be entitled to fifty percent (50%) of the endorsed death benefit amount.

The agreements will terminate immediately upon the first to occur of the following: (1) payment of the endorsed death benefit in accordance with the terms of the agreements; or (2) termination of an executive’s employment for any reason, other than death, prior to the first anniversary of the effective date.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Estimated Payments upon a Termination or Change in Control

The tables below contain the total payments one would receive under each termination scenario if the NEOs separated on December 31, 2022. For all termination scenarios, the figures for long-term, equity-based incentive compensation awards are as of December 30, 2022, at the closing stock price of $68.91 on that date. Terminations following a change in control are assumed to be within the Protected Period and either without “cause” if the Company terminated the NEO or with “good reason” if the NEO terminated employment.

	Termination Scenarios

Executive	Voluntary or Without Cause ($)(1)(4)	With Cause	Death ($)(2)(4)	Disability ($)(3)(4)

Thomas A. Broughton III	$577,038	—	$4,264,876	$1,264,876
Rodney E. Rushing	152,636	—	1,836,934	336,934
William M. Foshee	138,396	—	1,802,868	302,868
Henry F. Abbott	—	—	183,391	183,391

(1)

Amounts in this column include the amount of long-term, equity-based compensation each NEO is entitled to retain for meeting all retirement eligibility criteria under outstanding award agreements. Mr. Abbott did not meet retirement eligibility criteria as of December 31, 2022.

(2)

Amounts in this column include benefits paid under the endorsement split-dollar agreements for Messrs. Broughton, Rushing and Foshee upon death and the total amount of long-term, equity-based compensation each NEO is entitled either to retain or to have the vesting accelerated due to death.

(3)	Amounts in this column include the total amount of long-term, equity-based compensation each NEO is entitled either to retain or to have the vesting accelerated due to disability.
(4)	For purposes of calculating the value of performance share awards, the estimated performance of the 2021 and 2022 performance share awards was determined as of December 31, 2022.

	Termination Following a Change in Control Without Cause or for Good Reason

Executive	Cash Severance(1) ($)	Unvested Equity(2) ($)	Other Benefits(3) ($)	Total(4) ($)

Thomas A. Broughton III	$5,930,206	$1,173,551	$23,831	$7,127,587
Rodney E. Rushing	1,573,500	313,574	23,831	1,910,904
William M. Foshee	1,353,000	280,811	23,831	1,657,641
Henry F. Abbott	657,375	183,391	26,759	867,524

(1)

Includes (1) a cash severance payment equal to a specific multiple (2.99x for Mr. Broughton, 2x for Messrs. Rushing and Foshee, and 1.5x for Mr. Abbott of the sum of (a) base salary at the time of termination and (b) average cash bonus paid over the prior 3 years; and (2) a pro-rata cash bonus for the fiscal year in which the termination occurs based on actual performance.

(2)	Restricted stock vests due to change in control; pro-rata portion of performance shares based on assumed target performance.
(3)	Lump sum cash payment equal to 18-months of COBRA premiums, based on the officer’s then-current coverage elections.
(4)

Subject to adjustment for “best net” treatment, which means that if the total of all change in control payments due an NEO exceeds the threshold that would trigger the imposition of excise taxes, the NEO will either (1) receive all payments and benefits due him and be responsible for paying all such taxes or (2) have his payments and benefits reduced such that imposition of the excise taxes is no longer triggered, depending on which method provides him with the better after-tax result. Each column rounded to nearest full dollar amount.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE “SAY ON PAY” VOTES

The Dodd-Frank Act provides stockholders the opportunity to vote, on an advisory, or non-binding, basis, on how frequently they would like companies to hold an advisory vote on the compensation of executive officers in the manner done in Proposal 2 above. When voting, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two or three years, or they may abstain from the vote. In accordance with this requirement of the Dodd-Frank Act, we are holding an advisory vote on the frequency of future stockholder advisory votes on our executive compensation program.

After consideration of the frequency alternatives, our Board believes that conducting an advisory vote on executive compensation “every year” is appropriate for the Company and its stockholders at this time. If our Board determines in the future that a less frequent vote would better serve stockholder interests, the Board may make such a recommendation in connection with future advisory votes.

Stockholders are not being asked to approve or disapprove the Board’s recommendation. Instead, our Board is providing a recommendation, but you are being asked to choose one of four options regarding this proposal. You may vote for us to hold advisory votes on our compensation every one, two or three years, or you may abstain from voting on the matter. Our Board recommends “EVERY YEAR” for the advisory vote on the frequency of future “Say on Pay” advisory votes.

The Board of Directors Unanimously Recommends a Vote of “EVERY YEAR” for the Advisory Vote on the Frequency of Future “Say On Pay” Votes.

PROPOSAL 4: RATIFY APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm Fees

Subject to the ratification by our stockholders, our Board of Directors intends to engage FORVIS, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

The submission of this matter for ratification by stockholders is not legally required; however, our Board of Directors believes that such submission is consistent with best practices in corporate governance and affords stockholders an opportunity to provide direct feedback to the directors on an important issue of corporate governance. A majority of the total votes cast at the Annual Meeting, either in person or by proxy, will be required for the ratification of the appointment of the independent registered public accounting firm. If our stockholders do not ratify the selection of FORVIS, LLP, the appointment of the independent registered public accounting firm will be reconsidered by the Audit Committee and the Board of Directors.

The Board of Directors Unanimously Recommends a Vote “FOR” the Ratification of FORVIS, LLP as our Independent Registered Public Accounting Firm for the Year Ending December 31, 2023.

Independent Registered Public Accounting Firm

Our consolidated balance sheet as of December 31, 2022, and the related consolidated statements of income, comprehensive income, stockholders’ equity and cash flows for the year ended December 31, 2022 have been audited by FORVIS, LLP, our independent registered public accounting firm, as stated in their report appearing in our 2022 Annual Report on Form 10-K. FORVIS, LLP (formerly Dixon Hughes Goodman LLP) was initially engaged as our independent registered public accounting firm on June 18, 2014. Representatives of FORVIS, LLP are expected to be in attendance at our Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Audit and Non-Audit Services Pre-Approval Policy

The Audit Committee’s charter provides that the Audit Committee must pre-approve services to be performed by our independent registered public accounting firm. In accordance with that requirement, the Audit Committee pre-approved the engagement of FORVIS, LLP pursuant to which it provided the audit and audit-related services described below for the fiscal year ended December 31, 2022. One hundred percent of the fees set forth below were pre-approved by the Audit Committee.

FORVIS, LLP

	2022		2021
(1) Audit fees	$660,675	(1)	$581,000	(1)
(2) Audit-related fees	$74,450	(2)	$66,400	(2)
(3) Tax fees	$42,870	(3)	$38,700	(3)
(4) All other fees	$—		$—

(1)	Consists of fees incurred in connection with the audit of the Company’s financial statements, real estate investment trusts, the review of quarterly financial statements, and SEC filings.

(2)	Consists of fees incurred in connection with the audit of the Company’s FHA lending program, 401(k) plan, and certain Tennessee public fund pledging.

(3)

Consists of fees incurred in connection with tax return filings for the year ended December 31, 2022 and 2021, respectively, and tax consultation related to tax credits for the year ended December 31, 2021.

Audit Committee Report

The Audit Committee of the Board of Directors of ServisFirst Bancshares, Inc. has reviewed and discussed the audited consolidated financial statements of the Company and its subsidiary, ServisFirst Bank, with management of the Company and FORVIS, LLP, independent registered public accountants for the Company for the year ended December 31, 2022. Management represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The Audit Committee has discussed with FORVIS, LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and confirming letter from FORVIS, LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and, in compliance with PCAOB Rule 3520, has discussed with FORVIS, LLP their independence from the Company.

Based on these reviews and discussions with management of the Company and FORVIS, LLP referred to above, the Audit Committee has recommended to our Board of Directors that the audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this Proxy Statement.

Submitted by the Audit Committee:

Irma L. Tuder, Chairwoman
J. Richard Cashio
Michael D. Fuller

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

PROPOSAL 5: AMEND RESTATED CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION

Introduction

The State of Delaware, which is the Company’s state of incorporation, recently enacted legislation that enables Delaware corporations to limit the liability of certain of their officers in limited circumstances. In light of this update, our Board of Directors is proposing to amend the Company’s Restated Certificate of Incorporation (the “Certificate”) to add a provision exculpating certain of the Company’s officers from liability in specific circumstances, as permitted by Delaware law. The new Delaware legislation only permits, and our proposed amendment would only permit, exculpation for direct claims (as opposed to derivative claims made by stockholders on behalf of the corporation) and would not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. The rationale for so limiting the scope of liability is to strike a balance between stockholders’ interest in accountability and their interest in the Company being able to attract and retain quality officers to work on its behalf.

The Board of Directors believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current directors from accepting or continuing membership on corporate boards and prospective or current officers from serving corporations. In the absence of such protection, qualified directors and officers might be deterred from serving as directors or officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, the Board of Directors took into account the narrow class and type of claims that such officers would be exculpated from liability pursuant to amended Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”), the limited number of Company officers that would be impacted, and the benefits the Board of Directors believes would accrue to the Company by providing exculpation in accordance with DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits.

The Board of Directors balanced these considerations with our corporate governance guidelines and practices and determined that it is advisable and in the best interests of the Company and our stockholders to amend the current exculpation and liability provisions in Article IX of the Certificate to adopt amended DGCL Section 102(b)(7) and extend exculpation protection to our officers in addition to our directors (the “Certificate Amendment”).

The Board of Directors has unanimously approved the Certificate Amendment, subject to stockholder approval. The Board of Directors has unanimously determined that the Certificate Amendment is advisable and in the best interests of the Company and our stockholders, and, in accordance with the DGCL, hereby seeks approval of the Certificate Amendment by our stockholders.

Form of the Amendment

If our stockholders approve the Certificate Amendment, Article IX of the Certificate will be amended to extend exculpation protection to our officers in addition to our directors, in accordance with DGCL Section 102(b)(7). The Certificate Amendment would amend Article IV, Section 9.1 of our Certificate to read in its entirety as follows:

“Section 9.1 Limitation of Liability of Directors and Officers. No Director or officer of the Company shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director or officer, as applicable, except to the extent provided by applicable law (i) for any breach of the Director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL, in the case of Directors only, (iv) for any transaction from which such Director or officer derived an improper personal benefit, or (v) for any action by or in the right of the Corporation, in the case of officers only. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any Director or officer of the Corporation for or with respect to any acts or omissions of such Director or officer occurring prior to such amendment or repeal.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

If the DGCL is amended after the date hereof to authorize action by corporations organized pursuant to the DGCL to further eliminate or limit the personal liability of Directors or officers, then the liability of a Director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as amended.”

Purpose of the Amendment

The Board of Directors believes that there is a need for directors and officers to remain free of the risk of financial ruin as a result of an unintentional misstep. Furthermore, adopting the Certificate Amendment would ensure that the Company remains able to attract and retain the most qualified officers. The Board of Directors has additionally determined that the proposed provision would not negatively impact stockholder rights. Thus, in light of the narrow class and type of claims for which officers’ liability would be exculpated, and the benefits that the Board of Directors believe would accrue to the Company and its stockholders in the form of an enhanced ability to attract and retain quality officers, the Board of Directors recommends that the stockholders approve the Certificate Amendment.

Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. Furthermore, the Company expects its peers to adopt exculpation clauses that limit the personal liability of officers in their Certificates of Incorporation and failing to adopt the Certificate Amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the Company.

Adopting the Certificate Amendment would better position the Company to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. The Certificate Amendment will also more generally align the protections available to our directors with those available to our officers. In view of the above considerations, our Board has unanimously determined to provide for the exculpation of officers as proposed.

The Board of Directors Unanimously Recommends that Stockholders Vote “FOR” the Adoption of the Amendment to the Restated Certificate of Incorporation to Provide for the Exculpation of Officers.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

GENERAL INFORMATION

Other Business

As of the date of this Proxy Statement, the Board of Directors does not know of any other business to be presented for consideration or action at the Annual Meeting, other than that stated in the notice of the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in their best judgment.

Questions and Answers About the 2023 Annual Meeting and Voting

What is a proxy?

It is your legal designation of another person to vote the stock you own. The person so designated is called a proxy. If you designate someone as your proxy in a written document, that document is called a proxy or a proxy card. We have designated Thomas A. Broughton III and William M. Foshee (the “management proxies”) as proxies for the 2023 Annual Meeting of Stockholders.

What are the purposes of the Annual Meeting?

At the Annual Meeting, stockholders will vote on: (1) the election of six directors; (2) an advisory vote on our executive compensation; (3) an advisory vote on the frequency of advisory votes on executive compensation; (4) the ratification of FORVIS, LLP as our independent public accounting firm for the year ending December 31, 2023; (5) the approval of the amendment to our Restated Certificate of Incorporation to provide for exculpation for certain of our executive officers; and (6) such other business as may properly come before the Annual Meeting. Our Board of Directors is not aware of any matters that will be brought before the Annual Meeting, other than procedural matters, that are not listed above. However, if any other matters properly come before the Annual Meeting, the individuals named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How do I receive a printed copy of proxy materials?

To request a printed copy of the proxy materials, please call 1-866-641-4276, visit www.investorvote.com/SFBS or email investorvote@computershare.com with “Proxy Materials ServisFirst Bancshares, Inc.” in the subject line. To make your request, you will need the 15-digit control number printed on your Notice of Internet Availability of Proxy Materials or proxy card.

Who is entitled to vote?

Stockholders of record at the close of business on February 22, 2023, the record date for the Annual Meeting, are entitled to receive notice of the Annual Meeting and to vote shares of common stock held as of the record date at the Annual Meeting. As of the record date, 54,398,249 shares of our common stock were outstanding and entitled to vote. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon. There are no cumulative voting rights.

How do I vote?

If you hold your shares in a brokerage account in your broker’s or another nominee’s name (held in “street name”), you are a beneficial owner and you should follow the voting directions provided by your broker or nominee:

•	You may complete and mail a voting instruction form to your broker or nominee.

•	If your broker allows, you may submit voting instructions by telephone or the Internet.

•	You may use a mobile device, scanning the QR barcode on your voter instruction form or Notice of Internet Availability of Proxy Materials and following the prompts that appear on your mobile device.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

•	You may cast your vote in person at the annual meeting but you must obtain a legal proxy from your broker or nominee.

If you hold your shares in your own name as a holder of record with our transfer agent, Computershare, you are a “stockholder of record” and may vote using any of the following methods:

•

By going to the website www.investorvote.com/SFBS and following the instructions for Internet voting on the proxy card or Notice of Internet Availability of Proxy Materials that you received in the mail. You will need the 15-digit control number printed therein. You may also access instructions for telephone voting on the website.

•	By using your mobile device to scan the QR barcode on your proxy card or Notice of Internet Availability of Proxy Materials and following the prompts that appear on your mobile device.

•

If you received a printed copy of the proxy materials, by completing and mailing your proxy card in the prepaid return envelope, or if you reside in the United States or Canada, by dialing 1-800-652-8683 and following the instructions for telephone voting provided by the recorded message at that number. You will need your 15-digit control number printed on your proxy card.

•	By casting your vote in person at the 2023 Annual Meeting.

If you invest in our common stock through the Company stock fund in the ServisFirst Bank 401(k) Profit Sharing Plan and Trust, you will receive instructions for submitting your voting directions from the 401(k) plan’s administrator, Lincoln Financial. The 401(k) plan’s trustees will vote shares held by the 401(k) plan in accordance with the tabulation. Any shares for which the trustees do not received timely voting directions will be voted by the trustees in proportion to the shares for which directions were actually received. To allow the trustees sufficient time to process voting directions, the voting deadline for 401(k) plan participants is 5:00 p.m., Central Time, on April 14, 2023.

What if I change my mind after I vote my shares?

You can revoke or change your proxy at any time before it is voted at the 2023 Annual Meeting.

If you hold your shares in a brokerage account in your broker’s or another nominee’s name (“street name”), you may revoke or change your vote:

•	Via telephone or Internet, using the voting directions provided by your broker or nominee; or

•

By casting your vote in person at the Annual Meeting, but you must obtain a legal proxy from your broker or nominee. Attendance in person at the Annual Meeting will not revoke any proxy you have previously granted unless you specifically so request.

If you are a registered stockholder, you may revoke or change your vote by:

•	Voting by telephone or the Internet, using the voting directions provided on the proxy card or Notice of Internet Availability of Proxy Materials that you received in the mail;

•	Notifying our Secretary, William M. Foshee, in writing;

•	Sending another executed proxy card dated later than the first proxy card; or

•	Voting in person at the 2023 Annual Meeting. Attendance at the Annual Meeting will not revoke any proxy you have previously granted unless you specifically so request.

If you invest in our common stock through the Company stock fund in the ServisFirst Bank 401(k) Profit Sharing Plan and Trust, you may revoke or change your vote by following the instructions provided by the 401(k) plan’s administrator, Lincoln Financial. To allow the trustees sufficient time to process voting directions, the deadline for 401(k) plan participants to revoke or change their voting directions is 5:00 p.m., Central Time, on April 14, 2023.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

How many shares must be present to hold the 2023 Annual Meeting?

More than one-half of the Company’s outstanding common stock as of the record date must be represented at the 2023 Annual Meeting in person, or by proxy in order to hold the Annual Meeting. This is called a quorum. We will count your shares as present at the Annual Meeting if you:

•	Are present and vote at the Annual Meeting;

•	Have properly submitted a proxy card or a voter instruction form, or voted by telephone or the Internet on a timely basis; or

•	Hold your shares through a broker or otherwise in street name, and your broker uses its discretionary authority to vote your shares on Proposal Number 4.

As of the record date, 54,398,249 shares of our common stock, $0.001 par value per share, held by 486 stockholders of record, were issued and outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the Annual Meeting.

Why did I receive a “Notice Regarding the Availability of Proxy Materials” but no proxy materials?

We distribute our proxy materials to stockholders via the Internet under the “Notice and Access” approach permitted by the rules of the SEC. This approach conserves natural resources and reduces our distribution costs, while providing a timely and convenient method of accessing the materials and voting. On or about March 6, 2023, we mailed a “Notice Regarding the Availability of Proxy Materials” to stockholders, containing instructions on how to access the proxy materials on the Internet.

What if I share an address and a last name with other Company stockholders?

To reduce the expenses of delivering duplicate proxy materials to stockholders, we are relying upon SEC “householding” rules that permit delivery of only one set of applicable proxy materials to multiple stockholders who share an address and have the same last name, unless we receive contrary instructions from any stockholder at that address. Stockholders of record who have the same address and last name and have not previously requested electronic delivery of proxy materials will receive a single envelope containing the notices or the proxy statement and proxy card for all stockholders having that address. The notice or proxy card for each stockholder will include that stockholder’s unique control number needed to vote his or her shares. This procedure reduces our printing costs and postage fees. If, in the future, you do not wish to participate in householding and prefer to receive your Notice or Proxy Statement in a separate envelope, or if your household currently receives more than one Notice or Proxy Statement and in the future, you would prefer to participate in householding, please call (205) 949-0307, or inform us in writing at: ServisFirst Bancshares, Inc., 2500 Woodcrest Place, Birmingham, Alabama 35209, Attn: William M. Foshee, Secretary. Requests will be responded to promptly.

For those stockholders who have the same address and last name and who request to receive a printed copy of the proxy materials by mail, we will send only one copy of such materials to each address unless one or more of those stockholders notifies us, in the same manner described above, that the stockholder(s) wish to receive a printed copy for each stockholder at that address.

Beneficial stockholders can request information about householding from their banks, brokers, or other holders of record.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Who pays for this proxy solicitation?

We do. We are making this proxy solicitation and will pay all costs in connection with the meeting, including the cost of preparing, assembling and, as applicable, mailing the Notice of the Annual Meeting, Proxy Statement, proxy card and our Annual Report to Stockholders for the year ended December 31, 2022, as well as handling and tabulating the proxies returned. In addition, proxies may be solicited by directors, officers and regular employees of the Company, without additional compensation, in person or by other electronic means. We will reimburse brokerage houses and other nominees for their expenses in forwarding proxy materials to beneficial owners of our common stock.

Who can help answer your questions?

If you have questions about the Annual Meeting, you should contact our Secretary, William M. Foshee, 2500 Woodcrest Place, Birmingham, Alabama 35209, telephone (205) 949-0307.

Annual Report on Form 10-K

On written request, we will provide, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2022 (including a list briefly describing the exhibits thereto), as filed with the SEC (including any amendments filed with the SEC), to any record holder or beneficial owner of our common stock as of the close of business on February 22, 2023, the record date, or to any person who subsequently becomes such a record holder or beneficial owner. Requests should be directed to the attention of our Secretary at the address set forth above.

Stockholder Proposals

Under Exchange Act Rule 14a-8, any stockholder desiring to submit a proposal for inclusion in our proxy materials for our 2024 Annual Meeting of Stockholders must provide the Company with a written copy of that proposal by no later than November 7, 2023, which is 120 days before the first anniversary of the date on which the Company’s proxy materials for the 2023 Annual Meeting were first made available to stockholders. However, if the date of our Annual Meeting in 2024 changes by more than 30 days from the date of our 2023 Annual Meeting, then the deadline would be a reasonable time before we begin distributing our proxy materials for our 2024 Annual Meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are governed by the Exchange Act and the rules of the SEC thereunder and other laws and regulations, to which interested stockholders should refer.

If a stockholder desires to bring other business before the 2024 Annual Meeting without including such proposal in the Company’s Proxy Statement, the stockholder must notify the Company in writing on or before January 19, 2024.

Our CG&N Committee will consider nominees for election to our Board of Directors. See “Corporate Governance—Board Committees and Their Functions—Corporate Governance and Nominations Committee” for details to be included in any such nomination. Nominations should be submitted in a timely manner in care of our Chief Financial Officer. Generally, we will consider nominations to be timely if submitted no later than the date a stockholder must submit a proposal for inclusion in our proxy materials.

Solicitation of Proxies

Our Board of Directors solicits the accompanying proxy for use at our Annual Meeting of Stockholders to be held on April 17, 2023, at 9 a.m., Central Daylight Time, at our corporate headquarters located at 2500 Woodcrest Place, Birmingham, Alabama 35209. The Notice of Annual Meeting of Stockholders and this Proxy Statement are being made available on or about March 6, 2023 to our stockholders of record as of the close of business on February 22, 2023, the record date for the Annual Meeting.

Our corporate headquarters is located at 2500 Woodcrest Place, Birmingham, Alabama 35209 and our toll free telephone number is (866) 317-0810.

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

By Order of the Board of Directors

SERVISFIRST BANCSHARES, INC.

William M. Foshee
Secretary and Chief Financial Officer

Birmingham, Alabama
March 6, 2023

SERVISFIRST BANCSHARES, INC. – Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

Servis1st Bank

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

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DESIGNATION (IF ANY)
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C123456789

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## Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

**Votes submitted electronically must be received by 11:59 pm, Central Time, on April 16, 2023.**

**Online**
Go to **www.investorvote.com/SFBS** or scan the QR code – login details are located in the shaded bar below.

**Phone**
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

**Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/SFBS**

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

## 2023 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

### A Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 (Every year), 4 and 5.

1. Election of Directors: To elect the following persons to serve as directors for a one-year term until the 2024 Annual Meeting:

| | For | Withhold | | For | Withhold | | For | Withhold |
|---|---|---|---|---|---|---|---|---|
| 01 - Thomas A. Broughton III | ☐ | ☐ | 02 - J. Richard Cashio | ☐ | ☐ | 03 - James J. Filler | ☐ | ☐ |
| 04 - Christopher J. Mettler | ☐ | ☐ | 05 - Hatton C.V. Smith | ☐ | ☐ | 06 - Irma L. Tuder | ☐ | ☐ |

2. **Proposal 2:** To approve, on an advisory vote basis, our executive compensation as described in the accompanying Proxy Statement. For ☐ Against ☐ Abstain ☐

3. **Proposal 3:** To approve, on an advisory vote basis, of the frequency of the advisory vote on executive compensation. Every year ☐ Every 2 years ☐ Every 3 years ☐ Abstain ☐

5. **Proposal 5:** To amend the restated certificate of incorporation to reflect new Delaware law provisions regarding officer exculpation. For ☐ Against ☐ Abstain ☐

### B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

| Date (mm/dd/yyyy) – Please print date below. | Signature 1 – Please keep signature within the box. | Signature 2 – Please keep signature within the box. |
|---|---|---|
| / / | | |

C 1234567890 JNT

1UPX 568582

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03RJTC

**Our Annual Meeting will be held on Monday, April 17, 2023 at The Company's Corporate Headquarters, 2500 Woodcrest Place, Birmingham, AL 35209, 9:00 a.m. Central Time.**

**Small steps make an impact.**

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/SFBS

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

## REVOCABLE PROXY -- SERVISFIRST BANCSHARES, INC.

## Notice of 2023 Annual Meeting of Stockholders

### Proxy Solicited by Board of Directors for Annual Meeting — Monday, April 17, 2023.

The undersigned hereby appoints Thomas A. Broughton III and William M. Foshee, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of ServisFirst Bancshares, Inc., which the undersigned would be entitled to vote if personally present at the 2023 Annual Meeting of Stockholders of ServisFirst Bancshares, Inc. to be held at the Company's Headquarters and at any adjournments of the Annual Meeting, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, FOR PROPOSAL 2, EVERY YEAR ON PROPOSAL 3, FOR PROPOSAL 4, AND FOR PROPOSAL 5 AND IN THE DISCRETION OF THE PERSONS APPOINTED HEREIN UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.**

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No Postage is necessary if mailed in the United States.

**(Items to be voted appear on reverse side)**

**PLEASE RETURN YOUR PROXY AS SOON AS POSSIBLE**

**C Non-Voting Items**

**Change of Address** — Please print new address below.

**Meeting Attendance**
Mark box to the right if you plan to attend the Annual Meeting. ☐

Servis1st Bank

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

# 2023 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

## A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 (Every year), 4 and 5.

1. Election of Directors: To elect the following persons to serve as directors for a one-year term until the 2024 Annual Meeting:

| Nominee | For | Withhold |
|---|---|---|
| 01 - Thomas A. Broughton III | ☐ | ☐ |
| 02 - J. Richard Cashio | ☐ | ☐ |
| 03 - James J. Filler | ☐ | ☐ |
| 04 - Christopher J. Mettler | ☐ | ☐ |
| 05 - Hatton C.V. Smith | ☐ | ☐ |
| 06 - Irma L. Tuder | ☐ | ☐ |

2. **Proposal 2:** To approve, on an advisory vote basis, our executive compensation as described in the accompanying Proxy Statement. — For ☐ Against ☐ Abstain ☐

3. **Proposal 3:** To approve, on an advisory vote basis, of the frequency of the advisory vote on executive compensation. — Every year ☐ Every 2 years ☐ Every 3 years ☐ Abstain ☐

5. **Proposal 5:** To amend the restated certificate of incorporation to reflect new Delaware law provisions regarding officer exculpation. — For ☐ Against ☐ Abstain ☐

## B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

1 U P X 5 6 8 5 8 2

03RJUC

**Our Annual Meeting will be held on Monday, April 17, 2023 at The Company's Corporate Headquarters, 2500 Woodcrest Place, Birmingham, AL 35209, 9:00 a.m. Central Time.**

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

## REVOCABLE PROXY -- SERVISFIRST BANCSHARES, INC.

### Notice of 2023 Annual Meeting of Stockholders

**Proxy Solicited by Board of Directors for Annual Meeting — Monday, April 17, 2023.**

The undersigned hereby appoints Thomas A. Broughton III and William M. Foshee, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of ServisFirst Bancshares, Inc., which the undersigned would be entitled to vote if personally present at the 2023 Annual Meeting of Stockholders of ServisFirst Bancshares, Inc. to be held at the Company's Headquarters and at any adjournments of the Annual Meeting, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, FOR PROPOSAL 2, EVERY YEAR ON PROPOSAL 3, FOR PROPOSAL 4, AND FOR PROPOSAL 5 AND IN THE DISCRETION OF THE PERSONS APPOINTED HEREIN UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.**

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No Postage is necessary if mailed in the United States.

**(Items to be voted appear on reverse side)**

**PLEASE RETURN YOUR PROXY AS SOON AS POSSIBLE**

Servis1st Bank

VOTE

C 1234567890

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
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ADD 3
ADD 4
ADD 5
ADD 6

**Online**

Go to **www.investorvote.com/SFBS** or scan the QR code – login details are located in the shaded bar below.

**Votes submitted electronically must be received by 11:59 pm, Central Time, on April 16, 2023 (5:00 pm on April 14, 2023 for 401(k) Participants).**

## Stockholder Meeting Notice

1234 5678 9012 345

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2023 Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important!

**This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Annual Report on Form 10-K for the year ended December 31, 2022 are available at:**

**www.investorvote.com/SFBS**

### Easy Online Access — View your proxy materials and vote.

**Step 1:** Go to **www.investorvote.com/SFBS.**
**Step 2:** Click on the icon on the right to view meeting materials.
**Step 3:** Return to the investorvote.com window and follow the instructions on the screen to log in.
**Step 4:** Make your selections as instructed on each screen for your delivery preferences.
**Step 5:** Vote your shares.

**When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.**

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**Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 7, 2023 to facilitate timely delivery.**

2NOT COY

03RJVC

## Stockholder Meeting Notice

**ServisFirst Bancshares, Inc.'s Annual Meeting of Stockholders will be held on Monday, April 17, 2023 at The Company's Corporate Headquarters, 2500 Woodcrest Place, Birmingham, AL 35209, 9:00 a.m. Central Time.**

**Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.**

**The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 (Every year), 4 and 5:**

1. To elect the following persons to serve as directors for a one-year term until the 2024 Annual Meeting:
   01 Thomas A. Broughton III, 02 J. Richard Cashio, 03 James J. Filler, 04 Christopher J. Mettler, 05 Hatton C.V. Smith, 06 Irma L. Tuder
2. To approve, on an advisory vote basis, our executive compensation as described in the accompanying Proxy Statement.
3. To approve, on an advisory vote basis, of the frequency of the advisory vote on executive compensation.
4. To ratify the appointment of Forvis, LLP as our independent registered public accounting firm for the year ending December 31, 2023.
5. To amend the restated certificate of incorporation to reflect new Delaware law provisions regarding officer exculpation.

**NOTICE TO SERVISFIRST BANK 401(K) PLAN PARTICIPANTS.** If you invest in the Company's common stock through the ServisFirst Bank 401(k) Profit Sharing Plan and Trust (the "Plan") you have the right to direct the trustee under the Plan how shares of the Company's common stock held by you should be voted at the Annual Meeting of Stockholders of ServisFirst Bancshares, Inc. ServisFirst's stock transfer agent, Computershare, will forward your instructions to Charles Schwab, the Plan's administrator. If directions are not received by the transfer agent on or before April 14, 2023, you will be treated as directing the Plan's trustee to vote your shares in proportion to the shares for which directions were actually received.

**PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.**

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### Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

**PLEASE NOTE:** You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

- **Internet** – Go to **www.investorvote.com/SFBS**
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials ServisFirst Bancshares, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

  To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 7, 2023.